UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams

Diane Bono

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

Item 1. Report to Stockholders.

(a) The report to Shareholders is attached herewith.

Semi-Annual Report | May 31, 2023

2023 Semi-Annual Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
Midstream Energy Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

Multi strategy focused

Ecofin
Sustainable and Social Impact Term Fund
(NYSE: TEAF)

www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or (www.tortoiseecofin.com) all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2023 Semi-Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a managed distribution policy (the “Policy”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $.59, each quarter to its common shareholders. TPZ distributes a fixed amount per common share, currently $.105, each month to its common shareholders. Prior to February 2022, the monthly distribution rate was $.06. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2023 Semi-Annual Report | May 31, 2023

Closed-end Fund Comparison
Name/Ticker	Primary focus	Structure	Total investments ($ millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by structure(1)
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Energy Infrastructure	C-Corp(2)	$502.2
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural Gas Infrastructure	C-Corp(2)	$260.6
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$81.3
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$64.0
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$117.4
Ecofin Sustainable and Social Impact Term Fund NYSE: TEAF Inception: 3/2019	Essential assets	Regulated investment company	$238.7

(1) As of 5/31/2023

(2) TYG and NTG intend to qualify as regulated investment companies. See Note 2.E. to the financial statements for further disclosure.

(unaudited)

Tortoise	1

Tortoise
2023 Semi-Annual Report to closed-end fund stockholders

Dear stockholder

The first half of the 2023 fiscal year proved to be a volatile environment for energy infrastructure and the renewable and power infrastructure sectors, yet different attributes drove performance. Energy infrastructure displayed strong earnings fundamentals while navigating recessionary concerns, declining commodity prices, and a macro environment favoring growth stocks over value stocks. Renewable and power infrastructure sector messaged additional growth backlogs driven by the Inflation Reduction Act (IRA) while simultaneously navigating headwinds around higher interest rate concerns and rising costs. Social impact investments continued to make progress with demand increasing for educational solutions and improvements along with an increased aging population and slower pace of new senior living inventory supply.

Energy and power infrastructure

The broad energy sector, as represented by the S&P Energy Select Sector® Index returned -14.2% for the first half of 2023 fiscal year. The first half of 2023 saw the energy sector pressured by lower prices in both crude oil (-14.3%) and natural gas (-57.5%) on recession concerns and warmer-than-expected winter weather. On the contrary, long-term supply concerns remained as 2022 was the eighth consecutive year of underinvestment in oil and gas. The opportunity for North American energy infrastructure remains as the U.S. energy industry focuses on maximizing shareholder returns. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future.

The global energy markets remained dynamic to start 2023. Most notable was OPEC+ twice cutting crude oil production. The production cuts (April 2023 for 1.6mm b/d and June 2023 for 1mm b/d) are intended to tighten the market as short-term demand concerns remain. These followed a production cut from OPEC+ of 2mm b/d in October 2022. We believe OPEC+ is sending a clear message to the market it is focusing on profits over market share. This is a marked change from past messaging and is aligned with U.S. shale prioritizing profits over market share. Russian crude, despite Western sanctions, remained more resilient than expected, yet volumes are projected to decline and/or face longer transit times to their end market. In the physical markets, U.S. production remained steady. For 2023, the Energy Information Agency (EIA) forecasts that U.S. crude production will increase 0.7 mm b/d to 12.6 mm b/d, up from 11.9 mm b/d average in 2022. On the demand side, the International Energy Agency (IEA) projects world crude consumption will increase by 2.2 million b/d in 2023 to a record 102 million b/d. Global demand is being driven by China after the country lifted its Covid restrictions. Finally, U.S. & global inventories are projected to decline as we head into the summer driving months.

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming exploration and production companies (E&Ps) and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. The banking crisis in March provided another opportunity to highlight the resiliency of the asset class. Energy infrastructure credit facilities were and remain largely undrawn with an average utilization of 10%. With significant free cash flow today and expectations for growing free cash flow in future years we believe there is limited need for credit facilities.

Recession concerns weighed on investor psyche highlighted by the banking crisis in March. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (2008 and 2020 decreased). Due to actions taken during the 2020 recession, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. The world remains undersupplied in energy, and we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008 and 2020.

The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Debt paydown across the sector continued to be paramount led by Enterprise Product Partners which lowered its targeted leverage to 3.0x. In March, S&P upgraded EPD’s credit rating to A- by S&P. This is the first time we recall a midstream company with A rated debt! Western Midstream and Cheniere Energy are other midstream companies which saw improvement in their debt ratings during the first half of the fiscal year. Distribution growth continued in Q1 2023 as companies targeted a return to pre-COVID levels and midstream companies ended 2022 with a total of $4.8 billion in stock repurchased.

The significant free cash flow is increasingly making midstream assets and companies’ attractive merger & acquisition (M&A) targets. In May, ONEOK announced plans to acquire Magellan Midstream Partners (MMP) at a 22% premium. The deal is contingent upon shareholder vote and could close in the second half of 2023. DCP Midstream was also acquired by Phillips 66 at a significant premium during the first

(unaudited)

2	Tortoise

2023 Semi-Annual Report | May 31, 2023

half of 2023. In both instances, we believe the companies being acquired operate critical energy infrastructure assets and are undervalued due to their high free cash flow generation potential over the next decade and beyond. Dealmaking is also happening in the private markets. In March, Energy Transfer announced the acquisition of privately owned Lotus Midstream. Management expects this transaction to deliver immediate accretion to free cash flow per unit driven by significant overlap of existing assets. Importantly, companies are controlling energy volumes throughout their value chain. Increasing volumes helps incumbent midstream companies maintain a competitive advantage.

Another continuing theme for energy infrastructure companies is the focus on export related infrastructure. With energy security a higher priority and concern around natural gas inventories, Europe is increasingly importing U.S. liquefied natural gas (LNG). Throughout 2022, LNG exporters contracted almost 6 billion cubic feet per day (Bcf/d) of new contracts, signing 15-25-year contracts with European and Asian counterparties. The first half of the 2023 fiscal year saw two Final Investment Decisions (FIDs) proceed to construction at Sempra’s Port Arthur LNG project and Venture Global’s Plaquemines LNG project. Additionally, Cheniere made progress with counterparties for the company’s Sabine Pass Liquefaction Expansion Project. The U.S. remains on track to roughly double LNG export capacity by the end of the decade.

Despite all the positives, risks to our outlook remain. In 2023, we expect a more mixed setup for natural gas, as supply outpaces demand. Unseasonably warm winter lessened the gas demand for Europe and North America. Further, the delayed restart of Freeport LNG, offline since the second half of 2022 through February 2023, kept more gas inventories from being exported globally. While supply remains abundant in the short-term, we expect more demand pull for natural gas in the back half of the decade. This demand will come from LNG facilities coming online and increased demand for natural gas through power generation. Gas and its reliability and affordability is a key resource for utilities. An example of this is the recent Texas law passed with anti-renewables provisions in ERCOT coupled with low-cost loans for new conventional generation.

On the regulatory front there continues to be hurdles for energy infrastructure mega-projects. During the period, projects faced mixed results around legislative and cost hurdles. On the positive side, the long-disputed Mountain Valley Pipeline received its required construction permits via the debt ceiling bill. The pipeline now expects to go into service in late 2023 or early 2024. On the negative side, TransCanada’s (TRP) Costal Gas Link, located on the west coast of Canada, is facing delays due to cost overruns, which TRP announced would increase 30%. These examples highlight the importance of cash flowing infrastructure already in the ground. Lastly, the Environmental Protection Agency (EPA) officially unveiled its latest proposal to stunt emissions from coal and gas power plants with most of the limitations appearing to take effect starting in 2035. The EPA projects that less than 20% of existing gas plants would be impacted, but for coal plants looking to run through 2040, the plants would need to switch to running on natural gas 40% of the time. This decision is likely to be litigated but is noteworthy in that the push towards natural gas is one we advocated for historically.

Sustainable infrastructure

Renewable energy

From a macro perspective the semi-annual period ending May 31, 2023, was generally characterized by influences stemming from stubborn inflation, elevated interest rates, and declining energy prices, in particular natural gas. In China, the magnitude of economic recovery following the post-COVID reopening ultimately did not come to fruition. From a policy perspective, we did see some further developments, albeit less potent, in a European response to the U.S.’s IRA.

2022’s clean energy ‘winners’, propelled by higher power prices and the growth catalysts inherent in the energy transition and the IRA, suffered profit taking in early 2023. Elevated borrowing costs were concerning for businesses which ‘borrow to grow,’ as were higher equipment costs, trade issues, permitting and transmission constraints. The period also saw banking turmoil triggered primarily by Silicon Valley Bank in early March, which presented both opportunities and challenges to the energy transition space. As such, some companies in our investment universe could not escape these varying impulses even if their secular growth remains intact.

Generally, companies participating in the energy transition tend to benefit at the margin from higher power prices in the short-term. Even if electricity prices are well above pre-2022 levels, as they have peaked and come down from very high levels, companies with some exposure to merchant prices face lower results in 2023 versus 2022, which reduces their appeal.

Looking ahead: Over the course of the next months we anticipate either a slowdown in inflation or in some cases deflation in certain areas of the energy transition space such as solar and car prices (internal combustion engines and electric vehicles). Wind turbine prices may, however, see more resistance to deflation.

(unaudited)

Tortoise	3

With respect to renewables, a key component to solar panel manufacturing, polysilicon, has come down massively year-to-date in China. Declining equipment costs provides a tailwind to the deployment of renewables that should fuel faster and more profitable growth.

Policy will have an important role to play in the coming months as certain protectionist policies have material implications for pricing power, market share and profitability in wind, solar, battery storage and electric vehicles industries. We expect the EU and countries within the EU to unveil a variety of measures and subsidies to counteract the IRA and encourage more domestic production and installation of key clean technologies such as manufacturing along the solar value chain and key industries serving the electric vehicle sector — potentially favorable for local champions.

While decelerating global inflation and the potential impact this may have on the rate cycle might start to provide an improved backdrop for duration businesses such as utilities and renewable developers, declining power prices are a headwind to those asset owners with elevated merchant power exposure –additionally, we are also closely monitoring the risks in certain regions globally to grid congestion and the knock on effects this may have on large utility scale renewables installations. As such, we are cautiously optimistic as we head further into 2023.

Waste transition

One of the recent highlights was the release of the final “SET-Rule” by the United States Environmental Protection Agency. The EPA’s SET-Rule establishes the Renewable Volume Obligations, known as RVO’s, that oil and gas producers must meet annually under the Renewable Fuel Standard program. In delineating these obligations, the SET-Rule is a critical component in establishing market demand, and therefore price support, for renewable fuel credits in the U.S. The new SET-Rule contains several positive features regarding waste transition, including:

●	A longer 3-year RVO term through 2025, providing market participants with better demand visibility;
●	The final RVO’s include an annual growth rate of 27-33% for renewable natural gas production, which is far higher than the 13-14% growth rate included in the Environmental Protection Agency’s (EPA’s) initially-proposed SET-Rule;
●	The SET-Rule does not contain cellulosic waiver credit availability for obligated parties, which historically has acted as a cap on Renewable Identification Number (RIN) pricing;
●	The SET-Rule contains a new methodology for apportioning RINs when utilizing food waste as a blended feedstock, enabling project owners to receive a higher percentage of more-valuable D3 RINs as opposed to less-valuable D5 RINs; and
●	The SET-Rule allows greater flexibility for biogas to be utilized as an intermediate fuel to produce or decarbonize non-transportation fuels, such as hydrogen.

Market reaction has been swift and positive, with D3 RIN prices rising nearly 30% within 1 week of the EPA’s announcement. D3 RINs may represent 25% or more of an RNG project’s revenue base, so a 30% increase in RIN pricing may be economically meaningful.

One of the few negative aspects of the SET-Rule is that it did not include provisions for e-RINs, as had been expected. e-RINs would have provided additional revenue to biogas projects that generate electricity. The EPA indicated that it paused the initiation of e-RINs due to implementation complexities. Market expectations are that the EPA will re-consider e-RINs when the next SET-Rule is proposed.

In the waste-to-value sector, recent news suggests that recycling rates have been going down, landfill tipping fees have been rising, and pollution settlement costs are becoming dramatically expensive.

The Circularity Gap Report 2023, published by Circle Economy in collaboration with Deloitte, determined that the global circularity rate was 9.1% in 2018, before declining to 8.6% in 2020, and 7.2% in 2022. So, even as recycling efforts have increased, the usage of virgin materials has risen at a faster rate. This fact underscores the need for enhanced recycling efforts to promote better overall sustainability.

In June, the Environmental Research and Education Foundation published its annual analysis, finding that U.S. landfill tipping fees increased 11% from 2021 to 2022, up substantially from annual increases in the 1-5% range during the 3 prior years. Industry experts believe such fees will continue to rise, thereby encouraging the diversion of waste away from landfill introduction and toward recycling facilities.

Finally, in June, 3M and DuPont separately agreed to pay over $11 billion to settle pollution claims involving per-and polyfluoroalkyl substances (PFAS), also known as “Forever Chemicals,” that are present in community water systems. This outcome, in conjunction with extended producer responsibility laws introduced in several states, is expected to encourage producers to take circularity and recycling efforts more seriously going forward.

(unaudited)

4	Tortoise

2023 Semi-Annual Report | May 31, 2023

Social impact

Education

The public bond market for new issuance of K-12 charter school and private school revenue bonds in Q2 2023 continued to decline, with only 29 new issues for a par value of $664,315,000, a 54.8% decrease from the same period in 2022. Year to date, there have been 46 new issues with par value totaling $1,044,778,000 as compared to 94 new issues at par value of $2,334,820,000 for the first 6 months of 2022.1

While the cost of borrowing for charter and K-12 private schools has increased significantly over the past 12 months, it is Ecofin’s assessment that cumulative outflows of nearly $7 billion from municipal bond funds in the first half of 2023 are the primary driver of the slowdown.2 The specialty investor segment of the charter and K-12 bond market, which includes Ecofin, remains strong. Specialty investor transactions have made up nearly a quarter of market (par value) for both Q2 and the first 6 months of 2023 as opposed to 15.7% for the same quarter and less than 14% for the first half of 2022.

Education research and assessments featured prominently in the news during the quarter. Results for the National Assessment of Education Progress (NAEP), often referred to as the nation’s report card, were made public and confirmed the disastrous effects of the COVID pandemic on student learning. The education news organization, Chalkbeat, reported, “Scores were substantially lower in the fall of 2022 compared to the last time the test was administered three years earlier. Making matters worse, even before the pandemic hit, 13-year-olds had lost ground on the National Assessment of Educational Progress or NAEP. That adds up to a striking collapse in achievement scores since 2012, after decades of progress in math and modest gains in reading. In reading, 13-year-olds scored about the same as those who took the test in 1971, when it was first administered. Math scores were now comparable to those in 1992.”3

The second quarter also saw the release of “The National Charter School Study III, 2023” by Stanford University’s Center for Research on Education Outcomes (CREDO). The report is the third of its kind and offers the most rigorous assessment of the effect of charter schools on student learning. It offers a direct comparison of the results for students in district and charter public schools, including results by race, income, English language learner and special education status, while controlling for other factors that could skew results. The study found that, on average, brick and mortar (non-virtual) charter schools provided the equivalent of 22 additional days of learning in reading and 15 additional days in math based on a typical 180 day school year. For low-income, minority students the effect was even more dramatic: African-American students achieved the equivalent of 37 additional days of academic growth in reading and 36 additional days growth in math, while Hispanic students showed 30 additional days of academic growth in both reading and math.4

In other “school choice” news, Florida, Arkansas, Iowa and Utah passed new laws to provide funding for families choosing to send their children to accredited K-12 private schools. Additionally, expansion of the Indiana Choice Scholarship program makes 97% of all families in the state eligible to participate. Finally, North Carolina expanded its existing Opportunity Scholarship program to apply to all families, which based on their financial means, will provide $3,000 to $7,000 for use at private schools of their choice.5 All of these new and expanded programs are expected to dramatically increase the demand for private school facilities over the next decade.

Senior Living

In the first quarter of 2023, the for-profit senior living sector recorded its seventh quarter in a row of occupancy gains. Statistically, nationwide occupancy for independent living and assisted living is 85.2% and 81.2%, respectively. Recovery has been slightly stronger in the higher acuity and needs based assisted living setting; however, independent living is not far behind. As of the fourth quarter, senior living occupancy including independent and assisted living occupancy had recovered 5.4% from the pandemic lows in 2021, but still has 4.0% to reach the pre-pandemic occupancy of 87.2%.6

Non-profit senior living has fared better than their for-profit brethren since the pandemic hit. As of Q1 2023, non-profit continuing care retirement communities (“CCRC’s”) were 89.3% occupied.6

Occupancy recovery has been fueled by almost three years of slowing construction starts which as of the first quarter 2023 recorded the lowest primary market inventory growth since 2005, when NIC started recording the data. Rising interest rates, elevated construction costs and tight lending conditions will continue to propel occupancy in the months to come. Given the incredibly low number of units under construction, the market is setting up for a severe supply and demand imbalance just as the baby boomer population is knocking on the doorstep.

(unaudited)

Tortoise	5

From now until 2030, an average of 10,000 baby boomers will turn 65 every day.7 With the combination of increased population and a slower pace of new senior living inventory supply, we remain confident in the senior living industry’s ability to rebound and prepare for the upcoming “Silver Tsunami” as our population continues to age.

Concluding thoughts

We continue to stand by our positive long-term outlook for the energy and power and sustainable infrastructure sectors. Opportunities for investing in education and senior living continue to expand for many reasons positioning the sectors well for continued growth.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Electronic Municipal Market Access ( https://emma.msrb.org/ ) & MuniOS ( https://www.munios.com/ )
2	Refinitiv Lipper US Fund Flows ( https://www.lipperusfundflows.com/ )
3	Latest National Test Results Show Striking Drop in 13-year-olds’ Math and Reading Scores, Matt Barnum, “Chalkbeat”, June 20, 2023
4	The National Charter School Study III 2023, Center for Research on Education Outcomes (CREDO), June 19, 2023.
5	Edchoice.org
6	NIC
7	census.gov
6	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities in energy infrastructure companies. The fund is positioned to benefit from growing energy demand and accelerated efforts to reduce global CO2 emissions in energy production. Energy infrastructure companies generate, transport and distribute electricity, as well as process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil.

Fund performance

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming E&Ps and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. Renewable and power infrastructure sector messaged additional growth backlogs driven by the Inflation Reduction Act (IRA) while simultaneously navigating headwinds around higher interest rate concerns and rising costs. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2023 were -15.7% and -10.7%, respectively (including the reinvestment of distributions). The Tortoise MLP Index® returned -1.8% during the same period.

2023 mid-fiscal year summary
Distributions paid per share	$0.7100
Distribution rate (as of 5/31/2023)	10.5%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distributions paid per share to stockholders since inception in February 2004	$42.4275
Market-based total return	(15.7)%
NAV-based total return	(10.7)%
Premium (discount) to NAV (as of 5/31/2023)	(19.7)%

Key asset performance drivers

Top five contributors	Company type
Magellan Midstream Partners, L.P.	Refined products pipeline company
Enterprise Products Partners L.P.	Natural gas pipeline company
DCP Midstream LP	Natural gas pipeline company
Energy Transfer LP	Natural gas pipeline company
MPLX LP	Refined products pipeline company
Bottom five contributors	Company type
Williams Companies Inc.	Natural gas pipeline company
AES Corp.	Power company
NextEra Energy Partners LP	Diversified infrastructure company
Clearway Energy, Inc.	Diversified infrastructure company
ONEOK, Inc.	Natural gas pipeline company

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	7

Tortoise
Energy Infrastructure Corp. (TYG) (continued)

Value of $10,000 vs. Tortoise Energy Infrastructure Fund – Market (unaudited)

From May 31, 2013 through May 31, 2023

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2023

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Infrastructure Fund - NAV	-6.68%	18.41%	-13.48%	-7.49%	2.02%
Tortoise Energy Infrastructure Fund - Market	-12.93%	21.46%	-18.46%	-10.21%	0.63%
Tortoise MLP Index®	5.15%	25.94%	5.78%	2.16%	8.32%
Tortoise Decarbonization Infrastructure IndexSM (2)	-12.46%	N/A	N/A	N/A	N/A
(1)	Inception date of the Fund was Feburary 25, 2004.
(2)	The Tortoise Decarbonization Infrastructure Index was added to reflect the inclusion of a broader scope of energy infrastructure equities including midstream, utilities, and renewables in TYG effective November 30, 2021.

Fund structure and distribution policy

The fund intends to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. See Note 2E to financial statements for further disclosure.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November.

Leverage

The fund’s leverage utilization decreased $33.3 million during the six months ended May 31, 2023, compared to the six months ended November 30, 2022, and represented 22.8% of total assets at May 31, 2023. During the period, the fund was in compliance with its applicable coverage ratios, 93.8% of the leverage cost was fixed, the weighted-average maturity was 2.4 years and the weighted-average annual rate on leverage was 3.79%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the six month period ended May 31, 2023, $9.7 million of Senior Notes were paid in full upon maturity.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

8	Tortoise

2023 Semi-Annual Report | May 31, 2023

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2022				2023
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$8,469	$8,469	$8,469	$8,045	$8,045	$8,046
Distributions paid on common stock per share(2)	0.7100	0.7100	0.7100	0.7100	0.7100	0.7100
Total assets, end of period(3)	612,536	640,253	638,068	623,319	577,524	504,066
Average total assets during period(3)(4)	589,709	626,150	621,364	607,430	595,508	547,380
Leverage(5)	146,087	144,987	144,587	147,993	146,213	114,713
Leverage as a percent of total assets	23.8%	22.6%	22.7%	23.7%	25.3%	22.8%
Operating expenses before leverage costs and current taxes(6)	1.11%	1.07%	1.05%	1.16%	1.11%	1.22%
Net unrealized appreciation (depreciation), end of period	(311,995)	(268,736)	(270,982)	9,330	(34,286)	(65,512)
Net assets, end of period	436,770	469,005	467,109	446,618	416,799	380,323
Average net assets during period(7)	413,334	459,626	442,939	435,678	429,315	409,946
Net asset value per common share(2)	36.62	39.32	39.16	39.41	36.78	33.56
Market value per share(2)	30.25	33.84	34.14	33.54	30.89	26.95
Shares outstanding (000’s)	11,928	11,928	11,928	11,332	11,332	11,332
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(3)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(6)	As a percent of total assets.
(7)	Computed by averaging daily net assets within each period.
Tortoise	9

Tortoise
Midstream Energy Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming E&Ps and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2023 were -12.5% and -11.7%, respectively (including the reinvestment of distributions). The Tortoise MLP Index® returned -1.8% during the same period.

2023 mid-fiscal year summary
Distributions paid per share	$0.7700
Distribution rate (as of 5/31/2023)	9.8%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distributions paid per share to stockholders since inception in July 2010	$22.5800
Market-based total return	(12.5)%
NAV-based total return	(11.7)%
Premium (discount) to NAV (as of 5/31/2023)	(15.5)%

Key asset performance drivers

Top five contributors	Company type
Enterprise Products Partners L.P.	Natural gas pipelines company
Plains GP Holdings, L.P.	Crude oil pipeline company
DCP Midstream LP	Natural gas pipeline company
Energy Transfer LP	Natural gas pipeline company
Magellan Midstream Partners, L.P.	Refined products pipeline company
Bottom five contributors	Company type
Williams Companies Inc.	Natural gas pipeline company
Kinder Morgan Inc.	Natural gas pipeline company
Cheniere Energy Inc.	Natural gas pipeline company
ONEOK, Inc.	Natural gas pipeline company
DT Midstream Inc.	Natural gas pipeline company

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

10	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise
Midstream Energy Fund, Inc. (NTG) (continued)

Value of $10,000 vs. Tortoise Midstream Energy Fund – Market (unaudited)

From May 31, 2013 through May 31, 2023

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2023

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Midstream Energy Fund – NAV	-8.53%	21.66%	-19.15%	-10.64%	-6.19%
Tortoise Midstream Energy Fund – Market	-9.56%	23.10%	-23.12%	-12.53%	-7.75%
Tortoise MLP Index®	5.15%	25.94%	5.78%	2.16%	5.73%

(1) Inception date of the Fund was July 27, 2010.

Fund structure and distribution policy

The fund intends to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. See Note 2E to the financial statements for further disclosure.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November.

Leverage

The fund’s leverage utilization decreased approximately $5.4 million during the six months ended May 31, 2023 compared to the six months ended November 30, 2022, and represented 21.7% of total assets at May 31, 2023. During the period, the fund was in compliance with its applicable coverage ratios, 84.4% of the leverage cost was fixed, the weighted-average maturity was 3.6 years and the weighted-average annual rate on leverage was 3.86%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the six month period ended May 31, 2023, $3.8 million of preferred stock was paid in full upon maturity.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	11

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2022				2023
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$4,345	$4,345	$4,345	$4,128	$4,128	$4,128
Distributions paid on common stock per share(2)	0.7700	0.7700	0.7700	0.7700	0.7700	0.7700
Total assets, end of period(3)	307,035	328,526	316,411	323,122	296,682	261,858
Average total assets during period(3)(4)	289,590	317,967	312,932	308,008	304,884	281,520
Leverage(5)	63,069	66,369	64,169	62,369	66,120	56,920
Leverage as a percent of total assets	20.5%	20.2%	20.3%	19.3%	22.3%	21.7%
Operating expenses before leverage costs and current taxes(6)	1.22%	1.07%	1.11%	1.29%	1.16%	1.36%
Net unrealized appreciation (depreciation), end of period	129,068	154,849	145,148	27,611	6,856	(11,572)
Net assets, end of period	231,856	250,913	240,864	237,022	221,555	200,046
Average net assets during period(7)	212,000	244,906	231,908	230,297	226,098	215,743
Net asset value per common share(2)	41.09	44.46	42.68	44.21	41.33	37.32
Market value per common share(2)	34.81	37.99	36.79	37.69	35.28	31.53
Shares outstanding (000’s)	5,643	5,643	5,643	5,361	5,361	5,361
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 10 reverse stock split effective May 1, 2020.
(3)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(6)	Computed as a percent of total assets.
(7)	Computed by averaging daily net assets within each period.
12	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming E&Ps and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2023 were -9.3% and -9.5%, respectively (including the reinvestment of distributions). The Tortoise North American Pipeline IndexSM returned -8.2% for the same period.

2023 mid-fiscal year summary
Distributions paid per share	$0.5900
Distribution rate (as of 5/31/2023)	9.5%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distributions paid per share to stockholders since inception in October 2011	$18.4775
Market-based total return	(9.3)%
NAV-based total return	(9.5)%
Premium (discount) to NAV (as of 5/31/2023)	(17.6)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type
Magellan Midstream Partners, L.P.	Refined products pipeline company
Plains GP Holdings, L.P.	Crude oil pipeline company
Enterprise Products Partners L.P.	Natural gas pipeline company
Equitrans Midstream Corporation	Gathering & processing company
Energy Transfer LP	Natural gas pipeline company
Bottom five contributors	Company type
Williams Companies Inc.	Natural gas pipeline company
Cheniere Energy Inc.	Natural gas pipeline company
Kinder Morgan Inc.	Natural gas pipeline company
ONEOK, Inc.	Natural gas pipeline company
Enbridge Inc.	Crude oil pipeline company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	13

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Value of $10,000 vs. Tortoise Pipeline and Energy Fund – Market (unaudited)
From May 31, 2013 through May 31, 2023

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2023

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Pipeline and Energy Fund – NAV	-8.15%	21.68%	-9.80%	-5.34%	-2.33%
Tortoise Pipeline and Energy Fund – Market	-9.31%	20.97%	-11.92%	-7.31%	-4.33%
Tortoise North American Pipeline Index	-9.52%	17.28%	6.20%	5.36%	6.97%

(1)	Inception date of the Fund was October 26, 2011.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization decreased approximately $2.4 million during the six months ended May 31, 2023, compared to the six months ended November 30, 2022, and represented 21.3% of total assets at May 31, 2023. During the period, the fund maintained compliance with its applicable coverage ratios, 57.6% of the leverage cost was fixed, the weighted-average maturity was 1.1 years and the weighted-average annual rate on leverage was 5.31%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

14	Tortoise

2023 Semi-Annual Report | May 31, 2023

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2022				2023
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$1,314	$1,314	$1,314	$1,249	$1,248	$1,249
Distributions paid on common stock per share(2)	0.5900	0.5900	0.5900	0.5900	0.5900	0.5900
Total assets, end of period(3)	92,230	100,901	97,010	93,907	87,895	81,736
Average total assets during period(3)(4)	86,730	96,706	96,086	93,079	90,503	86,135
Leverage(5)	20,143	20,943	21,343	19,843	20,143	17,443
Leverage as a percent of total assets	21.8%	20.8%	22.0%	21.1%	22.9%	21.3%
Operating expenses before leverage costs(6)	1.00%	1.90%	1.05%	1.32%	1.28%	1.37%
Net unrealized appreciation, end of period	11,927	20,208	17,286	19,117	13,950	9,483
Net assets, end of period	71,653	79,443	75,181	73,509	67,264	63,730
Average net assets during period(7)	66,721	76,749	73,287	71,609	69,939	66,399
Net asset value per common share(2)	32.16	35.66	33.75	34.73	31.78	30.11
Market value per common share(2)	26.44	29.76	29.18	28.58	27.09	24.81
Shares outstanding (000’s)	2,228	2,228	2,228	2,116	2,116	2,116
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(3)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(6)	Computed as a percent of total assets.
(7)	Computed by averaging daily net assets within each period.
Tortoise	15

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance

The first half of 2023 saw the energy sector pressured by lower prices in both crude oil and natural gas on recession concerns and warmer-than-expected winter weather. On the contrary, long-term supply concerns remain as 2022 was the eighth consecutive year of underinvestment in oil and gas. The opportunity for North American energy infrastructure remains as the U.S. energy industry focuses on maximizing shareholder returns. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2023 were -12.7% and -13.9%, respectively (including the reinvestment of distributions).

2023 mid-fiscal year summary
Distributions paid per share	$0.6300
Distribution rate (as of 5/31/2023)	9.3%
Year-over-year distribution increase (decrease)	31.3%
Cumulative distributions paid per share to stockholders since inception in July 2012	$16.0725
Market-based total return	(12.7)%
NAV-based total return	(13.9)%
Premium (discount) to NAV (as of 5/31/2023)	(14.1)%

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the period.

Key asset performance drivers

Top five contributors	Company type
Plains All American Pipeline, L.P.	Crude oil pipeline company
DCP Midstream LP	Natural gas pipeline company
Magellan Midstream Partners, L.P.	Refined products pipeline company
Energy Transfer LP	Natural gas pipeline company
TXO Partners LP	Oil & gas production company

Bottom five contributors	Company type
Devon Energy Corporation	Oil & gas production company
Cheniere Energy Inc.	Natural gas pipeline company
EQT Corp.	Oil & gas production company
EOG Resources Inc.	Oil & gas production company
Marathon Oil Corp.	Oil & gas production company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Value of $10,000 vs. Tortoise Energy Independence Fund – Market (unaudited)

From May 31, 2013 through May 31, 2023

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2023

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Independence Fund − NAV	-11.84%	31.27%	-13.11%	-8.30%	-6.93%
Tortoise Energy Independence Fund − Market	-9.80%	37.35%	-16.11%	-9.74%	-8.62%
S&P 500 Energy Select Sector Index	-8.23%	31.60%	5.34%	3.43%	4.78%

(1) Inception date of the Fund was July 26, 2012.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November.

Leverage

The fund’s leverage utilization increased $5.1 million during the six months ended May 31, 2023 as compared to the six months ended November 30, 2022. The fund utilizes all floating rate leverage that had an interest rate of 6.44% and represented 13.7% of total assets at May 31, 2023. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	17

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2022				2023
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$886	$886	$1,034	$982	$1,105	$1,105
Distributions paid on common stock per share(2)	0.4800	0.4800	0.5600	0.5600	0.6300	0.6300
Total assets, end of period	62,500	75,288	72,928	71,059	68,060	64,422
Average total assets during period(3)	55,216	67,737	69,811	71,651	69,055	67,241
Leverage(4)	3,200	3,600	4,000	3,700	8,400	8,800
Leverage as a percent of total assets	5.1%	4.8%	5.5%	5.2%	12.3%	13.7%
Operating expenses before leverage costs as a percent of total assets	1.23%	1.46%	1.24%	1.34%	1.28%	1.35%
Net unrealized appreciation, end of period	22,097	32,340	29,531	30,806	23,977	20,571
Net assets, end of period	58,650	71,407	67,884	67,067	59,361	55,288
Average net assets during period(5)	51,521	64,733	63,623	67,687	62,487	58,619
Net asset value per common share(2)	31.77	38.68	36.77	38.24	33.85	31.53
Market value per common share(2)	27.59	32.47	32.37	32.41	29.46	27.08
Shares outstanding (000’s)	1,846	1,846	1,846	1,754	1,754	1,754
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 8 reverse stock split effective May 1, 2020.
(3)	Computed by averaging month-end values within each period.
(4)	Leverage consists of outstanding borrowings under the revolving credit facility.
(5)	Computed by averaging daily net assets within each period.
18	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming E&Ps and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. The fund’s market-based and NAV-based returns for the fiscal period ending May 31, 2023 were -4.0% and -0.9%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 1.4% for the same period. The fund’s fixed income holdings outperformed its equity holdings for the period on a total return basis.

2023 mid-fiscal year summary
Distributions paid per share	$0.3150
Monthly distributions paid per share	$0.105
Distribution rate (as of 5/31/2023)	10.1%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distribution to stockholders since inception in July 2009	$20.2650
Market-based total return	(4.0)%
NAV-based total return	(0.9)%
Premium (discount) to NAV (as of 5/31/2023)	(16.7)%
*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type
Magellan Midstream Partners, L.P.	Refined products pipeline company
NextEra Energy, Inc. 4.800%, 12/1/2077	Diversified infrastructure company
Plains GP Holdings, L.P.	Crude oil pipeline company
Enterprise Products Partners L.P.	Natural gas pipeline company
Blue Racer Midstream LLC 6.625%, 7/15/2026	Gathering & processing company

Bottom five contributors	Company type
Williams Companies Inc.	Gathering & processing company
Kinder Morgan Inc.	Natural gas pipeline company
Targa Resources Corp.	Natural gas pipeline company
Sempra Energy	Diversified infrastructure company
DT Midstream Inc.	Natural gas pipeline company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	19

Tortoise Power and Energy Infrastructure Fund, Inc. (TPZ) (continued)

Value of $10,000 vs. Tortoise Power and Energy Infrastructure Fund – Market (unaudited)

From May 31, 2013 through May 31, 2023

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2023

	1-Year	3-Year	5-Year	10-Year	Since Inception(2)
Tortoise Power and Energy Infrastructure Fund – NAV	0.68%	15.26%	1.25%	1.70%	5.54%
Tortoise Power and Energy Infrastructure Fund – Market	-3.03%	16.52%	-0.36%	0.39%	4.16%
TPZ Benchmark Composite(1)	0.94%	5.69%	3.73%	2.91%	5.69%
(1)	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP).
(2)	Inception date of the Fund was July 29, 2009.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization decreased $0.6 million during the six months ended May 31, 2023 as compared to the six months ended November 30, 2022, and represented 21.3% of total assets at May 31, 2023. During the period, the fund maintained compliance with its applicable coverage ratios. At May 31, 2023, 94.9% of the leverage cost was fixed, the weighted-average maturity was 0.7 years and the weighted-average annual rate on leverage was 3.49%. These rates will vary in the future as a result of changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

20	Tortoise

2023 Semi-Annual Report | May 31, 2023

TPZ Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2022				2023
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$1,468	$2,056	$2,056	$2,021	$1,953	$1,953
Distributions paid on common stock per share	0.2250	0.3150	0.3150	0.3150	0.3150	0.3150
Total assets, end of period	128,994	132,902	128,405	124,715	120,791	118,705
Average total assets during period(2)	126,282	131,028	127,458	125,149	122,422	120,322
Leverage(3)	24,000	25,600	25,800	25,900	24,900	25,300
Leverage as a percent of total assets	18.6%	19.3%	20.1%	20.8%	20.6%	21.3%
Operating expenses before leverage costs as a percent of total assets	1.30%	1.19%	1.37%	1.65%	1.42%	1.42%
Net unrealized appreciation, end of period	10,439	14,292	11,392	12,878	10,915	9,116
Net assets, end of period	104,493	106,782	102,077	98,245	95,368	92,800
Average net assets during period(4)	101,888	105,651	99,912	98,208	96,730	94,512
Net asset value per common share	16.01	16.36	15.64	15.85	15.38	14.97
Market value per common share	14.08	14.15	13.66	13.63	13.00	12.47
Shares outstanding (000’s)	6,526	6,526	6,526	6,200	6,200	6,200
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Computed by averaging month-end values within each period.
(3)	Leverage consists of outstanding borrowings under the revolving credit facility.
(4)	Computed by averaging daily net assets within each period.
Tortoise	21

Ecofin Sustainable and Social Impact Term Fund (TEAF)

Fund description

TEAF seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund Performance

TEAF NAV return was -0.9% in the first fiscal half of 2023, the period ranging from November 30, 2022 through May 31, 2023. The primary negative drivers for the period were TEAF’s energy infrastructure investments including both listed and private investments. The fund saw positive performance from its social infrastructure and private sustainable investments, while its public sustainable infrastructure company investments were flat for the period.

Despite underperformance relative to equity markets, we continue to be pleased by the performance of private social and sustainable infrastructure investments that take advantage of structured offerings with positive risk and reward. These investments continue to provide uncorrelated returns and income generation in a time of macroeconomic uncertainty. Overall, TEAF’s private assets continued to perform in-line with our expectations generating stable current income for investors.

We continue to progress on transitioning the portfolio to the targeted allocation of 60% direct investments. As of May 31, 2023, TEAF’s total direct investment commitments were approximately $124 million or approximately 52% of the portfolio.

Market Overview

In early 2023, with China’s anticipated post-COVID reopening and still high inflation, expectations re-emerged for central bank rate hikes. Concurrently, due to an unusually warm winter, energy prices continued a steep decline with U.S. natural gas prices returning to 2021 levels. European gas prices also fell significantly from 2022 averages (due to weather and conservation), although remained much higher than prior year levels. This provided an improved backdrop for economies and corporate profitability, particularly in Europe where 2022’s energy crisis presented the biggest threat and resulted in another ‘risk-on’ growth-oriented rally for equities, which notably excluded utilities, except in the UK. As mentioned above, TEAF’s private investments (social and sustainable infrastructure) performed in-line with our expectations during the period.

Despite macroeconomic uncertainty, we hold a positive outlook for the underlying assets in the TEAF portfolio entering the second half of 2023. We believe TEAF’s current portfolio is largely invested in sectors that will provide stability during the current equity market volatility. We also believe the listed sustainable equities are positioned to benefit from favorable policy supports for decarbonization and electrification, relative cost positions and competitiveness of renewables, and ever-rising demand for energy price stability and decarbonization. Our focus on essential assets and asset-backed services should continue to do relatively well in many market environments. Additionally, for the next two years, generators are broadly hedged so sensitivity to power prices will be limited in most cases. Lower natural gas prices translate into lower customer bills, which calms discussions with stakeholders (and lessens the risk of clawback from power producers by governments seeking to immunize customer bills), which is a positive. Our focus on quality of earnings and balance sheet strength is not new but maybe worth reiterating.

Listed Energy Infrastructure

●	Steady operational performance from companies that operate essential energy infrastructure assets resulted in increased dividends and stock buybacks.
●	Global demand for energy from reliable supply sources is growing. The U.S. has established itself as a reliable supplier of low-cost energy. As a result, many of our investments are setting records related to the amount of energy exports. We expect demand for U.S. energy to continue to increase so U.S. energy infrastructure (pipelines and liquefied natural gas (LNG) export facilities) will be critical in supplying the rest of the world with low-cost U.S. energy.
●	As a reminder, TEAF’s listed energy infrastructure allocation is levered to U.S. natural gas pipeline and LNG export facility operators. We expect the valuation of these companies to be rewarded by the equity markets as these companies operate essential assets and generate significant free cash flow that is being returned to shareholders in the form of higher dividends and stock buybacks.

Listed Sustainable Infrastructure

●	From a macro perspective the period was generally characterized by influences stemming from stubborn inflation, elevated interest rates, and declining energy prices, in particular natural gas.
●	Generally during the period, we saw a mean-reversion with last year’s underperformers rallying. Similarly, pan-European utility and other infrastructure stocks provided positive returns whereas US utilities declined, lagging significantly. In such a context TEAF’s sustainable listed sleeve responded similarly with the period’s top contributors largely comprised of European names, while the periods bottom contributors generally were North American domiciled names.
●	Electric utilities were the best performing sub-sector while renewable electricity names were the worst performing sector, primarily due to the rising need for capital to fund the strong demand growth, at the time the cost of capital has risen substantially.
●	Amidst these varying macro impulses, overall, TEAF’s sustainable listed sleeve did reasonably for the period; outperforming energy infrastructure.

(unaudited)

22	Tortoise

2023 Semi-Annual Report | May 31, 2023

Ecofin Sustainable and Social Impact Term Fund (TEAF) (continued)

Social Infrastructure

●	TEAF completed eight direct investments in the social infrastructure portfolio during the period.
●	In December, the team completed a debt investment in a to-be-constructed senior living community located in Albuquerque, New Mexico, an area that has a demonstrated need for additional senior housing with existing occupancy levels exceeding 90%. The facility will offer 142 market rate units consisting of 45 independent living units, 75 assisted living units, and 22 memory care units. Four of the memory care units will be shared, thus there will be 148 beds in the facility. Construction is scheduled to begin in January 2023 and be completed in the Fall of 2024.
●	The team completed another debt investment in December, this one for a waste-to-energy project located in Bethel, PA that will gasify wastewater biosolids and poultry waste, while using energy produced through the gasification process to help circularly power the facility. These waste products would have otherwise been dumped in landfills or land applied, both of which are known to have negative effects on the environment due to the generation of methane gas as well as the leeching of other contaminants into surrounding areas and farm fields. The project will also produce biochar, which can be sold for various uses—including environmental remediation.
●	In January, the team completed a debt investment in an existing classical charter school in Toledo, Ohio that currently has students in grades K-11. This expansion will allow the charter school to grow from its current capacity of 500 students to 750, and to expand its program offerings, including adding 12th grade.
●	In February, the team completed a debt investment in an existing private school located near Fort Lauderdale, Florida that allowed the school to execute on a succession plan to continue its operations under new management while expanding its capacity. The school currently serves 526 students in grades PK-12, with over 90% of its students using State scholarships for underserved and marginalized students to attend the school at minimal cost. With the investment, the school expects to serve up to 750 students within a few years.
●	In March, the team completed a debt investment in an existing charter school in Maryland (Washington, DC area) that offers an International Baccalaureate program to an economically disadvantaged population in grades K-8. The school currently serves 348 students, but with this investment providing funds for a new facility, the school expects to be able to educate up to 600 students within 3 years.
●	The team completed another debt investment in March, this one for a waste-to-energy project located in North Carolina that uses anaerobic digestion to convert animal byproducts and food waste into renewable natural gas. The State of North Carolina has mandated that a portion of all energy in the State come from swine and poultry processing waste to help reduce soil and water contamination. The company has a contract with the regional utility to sell all of the gas that is produced.
●	In April, the team completed a debt investment in a new charter school near Spartanburg, SC. The school will open with temporary modulars on the site next door in the fall of 2023, serving 600 children in grades K-6. The school will move next door to its permanent facility in the following school year serving the same grades, eventually expanding to its full capacity of 900 students in grades K-8 by the 2026-2027 school year. There are no other charter schools within five miles of the school’s site, and the district schools are at or near capacity in this growing area. This will be the third school in South Carolina for this successful operator and developer partnering together.
●	The final debt investment of this period also occurred in April to an existing charter school in Belton, SC that has been operating since 2018 in a temporary location while it seeks its permanent home. The school offers a classical education curriculum to an underserved population, with great success--as it was recognized as the top academic Title 1 school in the state of South Carolina. The school currently serves approximately 250 students in grades K-6, and will expand to serve K-8 while increasing enrollment over the next 4 years to reach nearly 700 students enrolled.

Finally, the fund had two realizations to-date in 2023.

●	The first was in January from a school that was able to successfully refinance into a new debt transaction with a third party under more favorable terms. The original investment was made in October 2019 to allow the school to acquire a larger campus with significantly better amenities than its previous facility. The school was able to grow and, as a result, found less expensive financing. The investment was eligible to be called at par starting on 10/1/22.
●	The second realization was in April from a waste-to-energy project that was able to attract additional equity investment to support and grow the project, but a condition of that equity injection was the retirement of all subordinated debt. Although this investment was made n April 2021 and was not eligible to be called until 2026, the team negotiated a $108 price in exchange for the ability to retire this debt.

(unaudited)

Tortoise	23

Ecofin Sustainable and Social Impact Term Fund (TEAF) (continued)

Private Energy Infrastructure

●	No deals were completed in the private energy infrastructure portfolio during the period.

Private Sustainable Infrastructure

●	TEAF completed one direct investment in the private sustainable infrastructure portfolio during the period.
●	In April, the team completed a debt investment in One Energy, based in Findlay, Ohio who develops, builds, owns, and operates capital-intensive, on-site power solutions for large industrial power users. This investment will enable the company to commence the land and equipment purchase required for recently signed NetZero projects which will represent the largest industrial microgrid in the U.S.
●	The team has continued to experience a delay in one solar project in the private sustainable infrastructure portfolio. While the project is mechanically complete, it has experienced a delay in the interconnection with the local utility delaying in-service of the asset. We continue to work diligently to resolve the issue and maintain our expectation for the project to be online at which point all assets will be fully operational.
●	Operating assets held at TEAF continue to operate as expected with stable cash flow generation profiles driven by long-term contracts with highly rated counterparties.
2023 mid-fiscal year summary
Distributions paid per share	$0.2700
Monthly distributions paid per share	$0.0900
Distribution rate (as of 5/31/2023)	8.8%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distribution to stockholders since inception in July 2009	$4.3505
Market-based total return	(7.6)%
NAV-based total return	(0.9)%
Premium (discount) to NAV (as of 5/31/2023)	(21.1)%

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

24	Tortoise

2023 Semi-Annual Report | May 31, 2023

Ecofin Sustainable and Social Impact Term Fund (TEAF) (continued)

Value of $10,000 vs. Ecofin Sustainable and Social Impact Term Fund – Market (unaudited)

Since inception on March 29, 2019 through May 31, 2023

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2023

	1-Year	3-Year	Since Inception(1)
Ecofin Sustainable and Social Impact Term Fund – NAV	-2.19%	9.83%	1.44%
Ecofin Sustainable and Social Impact Term Fund – Market	-8.54%	12.41%	-4.17%
S&P Global Infrastructure Index	-6.72%	9.10%	4.06%

(1) Inception date of the Fund was March 29, 2019.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 6% to 8% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November.

Leverage

The fund’s leverage utilization remained flat during the six months ended May 31, 2023, as compared to six months ended November 30, 2022. The fund utilizes all floating rate leverage that had an interest rate of 6.16% and represented 12.3% of total assets at as of May 31, 2023. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	25

TEAF Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2022				2023
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$3,238	$3,642	$3,643	$3,643	$3,642	$3,643
Distributions paid on common stock per share	0.2400	0.2700	0.2700	0.2700	0.2700	0.2700
Total assets, end of period	255,662	264,262	254,726	251,239	246,004	240,640
Average total assets during period(2)	257,415	260,960	256,749	246,494	248,950	246,215
Leverage(3)	22,900	30,400	28,800	29,500	30,800	29,500
Leverage as a percent of total assets	9.0%	11.5%	11.3%	11.7%	12.5%	12.3%
Operating expenses before leverage costs as a percent of total assets	2.01%	1.25%	1.56%	1.85%	1.58%	1.63%
Net unrealized appreciation (depreciation), end of period	11,274	8,712	993	824	(912)	(1,269)
Net assets, end of period	231,553	232,699	225,064	220,798	214,163	210,062
Average net assets during period(4)	230,747	233,287	225,251	214,321	218,352	214,413
Net asset value per common share	17.16	17.25	16.68	16.38	15.87	15.57
Market value per common share	15.00	14.55	14.74	13.85	12.97	12.28
Shares outstanding (000’s)	13,491	13,491	13,491	13,491	13,491	13,491
(1)	Q1 represents the period from December through February. Q2 represents the period from March through May. Q3 represents the period from June through August. Q4 represents the period from September through November.
(2)	Computed by averaging month-end values within each period.
(3)	Leverage consists of outstanding borrowings under the margin loan facility.
(4)	Computed by averaging daily net assets within each period.
26	Tortoise

2023 Semi-Annual Report | May 31, 2023

TYG Consolidated Schedule of Investments (unaudited) May 31, 2023
	Shares	Fair Value

Common Stock — 101.3%(1)
United States Crude Oil Pipelines — 2.1%(1)
Plains GP Holdings LP	581,526	$7,908,754

United States Natural Gas Gathering/Processing — 3.7%(1)
EnLink Midstream LLC	403,520	3,938,355
Hess Midstream Partners LP	291,849	8,139,669
Kinetik Holdings, Inc.	54,924	1,786,678
		13,864,702

United States Natural Gas/Natural Gas Liquids Pipelines — 43.7%(1)
Cheniere Energy, Inc.	142,849	19,966,005
Excelerate Energy, Inc.	57,737	1,071,599
Kinder Morgan, Inc.	1,443,949	23,262,018
New Fortress Energy, Inc.	176,000	4,623,520
NextDecade Corp.(2)	485,271	2,693,254
ONEOK, Inc.	405,263	22,962,201
Targa Resources Corp.	597,815	40,681,311
The Williams Companies, Inc.	1,773,712	50,834,586
		166,094,494

United States Renewables and Power Infrastructure — 51.8%(1)
AES Corp.	707,555	13,967,136
Ameren Corp.	188,059	15,245,943
American Electric Power Co., Inc.	222,506	18,494,699
Atlantica Sustainable Infrastructure Plc	473,463	11,443,601
Clearway Energy, Inc.	774,641	22,255,436
Constellation Energy Corp.	69,230	5,816,704
DTE Energy Co.	209,387	22,530,041
NextEra Energy, Inc.	240,583	17,673,227
NextEra Energy Partners LP	355,048	21,274,476
Sempra Energy	208,336	29,902,466
Xcel Energy, Inc.	284,655	18,585,125
		197,188,854

Total Common Stock
(Cost $442,145,859)		385,056,804

Master Limited Partnerships — 24.8%(1)
United States Natural Gas Gathering/Processing — 3.9%(1)
Western Midstream Partners LP	583,326	14,723,148

United States Natural Gas/Natural Gas Liquids Pipelines — 12.7%(1)
Energy Transfer LP	1,984,281	24,605,084
Enterprise Products Partners LP	937,827	23,755,158
		48,360,242

United States Refined Product Pipelines — 8.2%(1)
Magellan Midstream Partners LP	154,476	9,301,000
MPLX LP	662,040	22,072,414
		31,373,414

Total Master Limited Partnerships
(Cost $66,573,101)		94,456,804

Private Investment — 3.9%(1)
United States Renewables — 3.9%(1)
TK NYS Solar Holdco LLC(3)(4)(5)
(Cost $50,141,470)	N/A	14,712,980

Preferred Stock — 2.0%(1)
United States Natural Gas Gathering/Processing — 1.1%(1)
EnLink Midstream Partners	51,000	4,216,935

United States Renewable Infrastructure — 0.9%(1)
NextEra Energy, Inc.	72,016	3,506,459
(Cost $8,599,978)		7,723,394

Money Market Fund — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class, 5.044%(6)
(Cost $271,050)	271,050	271,050

Total Investments — 132.1%(1)
(Cost $567,731,458)		502,221,032
Liabilities in Excess of Other Assets — (1.9)%(1)		(7,185,881)
Line of Credit — (1.9)%(1)		(7,100,000)
Senior Notes — (19.0)%(1)		(71,952,000)
Mandatory Redeemable Preferred Stock at Liquidation Value — (9.3)%(1)		(35,660,610)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$380,322,541
(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $14,712,980 which represents 3.9% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Deemed to be an affiliate of the fund. See Note 7 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

Tortoise	27

NTG Schedule of Investments (unaudited) May 31, 2023
	Shares	Fair Value

Common Stock — 103.3%(1)
Canada Crude Oil Pipelines — 11.9%(1)
Enbridge, Inc.	331,589	$11,671,933
Pembina Pipeline Corp.	402,120	12,172,172
		23,844,105

Canada Natural Gas/Natural Gas Liquids Pipelines — 2.5%(1)
TC Energy Corp.	128,700	5,011,578

United States Crude Oil Pipelines — 8.9%(1)
Plains GP Holdings LP	1,315,066	17,884,898

United States Natural Gas Gathering/Processing — 6.1%(1)
EnLink Midstream LLC	579,030	5,651,333
Hess Midstream Partners LP	204,144	5,693,576
Kinetik Holdings, Inc.	27,692	900,821
		12,245,730

United States Natural Gas/Natural Gas Liquids Pipelines — 61.6%(1)
Cheniere Energy, Inc.	85,147	11,900,996
DT Midstream, Inc.	250,211	11,374,592
Excelerate Energy, Inc.	70,562	1,309,631
Kinder Morgan, Inc.	1,550,051	24,971,321
New Fortress Energy, Inc.	109,719	2,882,318
NextDecade Corp.(2)	245,685	1,363,552
ONEOK, Inc.	225,624	12,783,856
Targa Resources Corp.	411,380	27,994,409
The Williams Companies, Inc.	998,338	28,612,367
		123,193,042

United States Renewables and Power Infrastructure — 12.3%(1)
Atlantica Sustainable Infrastructure Plc	222,743	5,383,698
Clearway Energy, Inc.	327,370	9,405,340
NextEra Energy Partners LP	163,701	9,808,964
		24,598,002

Total Common Stock
(Cost $231,367,474)		206,777,355

Master Limited Partnerships — 24.4%(1)
United States Natural Gas Gathering/Processing — 5.1%(1)
Crestwood Equity Partners LP	103,306	2,650,832
Western Midstream Partners LP	298,724	7,539,794
		10,190,626

United States Natural Gas/Natural Gas Liquids Pipelines — 12.8%(1)
Energy Transfer LP	1,019,748	12,644,875
Enterprise Products Partners LP	514,325	13,027,852
		25,672,727

United States Refined Product Pipelines — 6.5%(1)
Magellan Midstream Partners LP	50,825	3,060,173
MPLX LP	297,246	9,910,182
		12,970,355

Total Master Limited Partnerships
(Cost $35,221,269)		48,833,708

Preferred Stock — 2.4%(1)
United States Natural Gas Gathering/Processing — 1.4%(1)
EnLink Midstream Partners	34,000	2,811,290

United States Renewables and Power Infrastructure — 1.0%(1)
NextEra Energy, Inc.	39,095	1,903,536
(Cost $5,300,017)		4,714,826

Money Market Fund — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 4.965%(3)
(Cost $233,888)	233,888	233,888

Total Investments — 130.2%(1)
(Cost $272,122,648)		260,559,777
Liabilities in Excess of Other Assets — (1.8)%(1)		(3,593,791)
Credit Facility Borrowings — (4.5)%(1)		(8,900,000)
Senior Notes — (16.0)%(1)		(32,149,733)
Mandatory Redeemable Preferred Stock at Liquidation Value — (7.9)%(1)		(15,870,450)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$200,045,803
(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

28	Tortoise

2023 Semi-Annual Report | May 31, 2023

TTP Schedule of Investments (unaudited) May 31, 2023
	Shares	Fair Value

Common Stock — 98.9%(1)
Canada Crude Oil Pipelines — 17.6%(1)
Enbridge, Inc.	187,587	$6,603,062
Gibson Energy, Inc.	50,815	820,152
Pembina Pipeline Corp.	124,957	3,783,229
		11,206,443

Canada Natural Gas/Natural Gas Liquids Pipelines — 8.6%(1)
Keyera Corp.	73,152	1,632,785
TC Energy Corp.	98,117	3,820,676
		5,453,461

United States Crude Oil Pipelines — 11.5%(1)
Plains GP Holdings LP	538,729	7,326,714

United States Natural Gas Gathering/Processing — 10.8%(1)
Antero Midstream Corp.	141,044	1,440,059
Equitrans Midstream Corp.	307,343	2,621,636
Hess Midstream Partners LP	91,698	2,557,457
Kinetik Holdings, Inc.	8,934	290,623
		6,909,775

United States Natural Gas/Natural Gas Liquids Pipelines — 43.1%(1)
Cheniere Energy, Inc.	27,983	3,911,184
DT Midstream, Inc.	13,180	599,163
Excelerate Energy, Inc.	8,917	165,500
Kinder Morgan, Inc.	389,508	6,274,974
NextDecade Corp.(2)	76,197	422,893
ONEOK, Inc.	79,099	4,481,749
Targa Resources Corp.	56,422	3,839,517
The Williams Companies, Inc.	271,251	7,774,054
		27,469,034

United States Renewables and Power Infrastructure — 7.3%(1)
Clearway Energy, Inc.	22,000	632,060
NextEra Energy Partners LP	29,030	1,739,478
Sempra Energy	16,121	2,313,847
		4,685,385

Total Common Stock
(Cost $60,791,581)		63,050,812

Master Limited Partnerships — 28.2%(1)
United States Crude Oil Pipelines — 1.2%(1)
NuStar Energy LP	48,386	790,143

United States Natural Gas Gathering/Processing — 3.3%(1)
Western Midstream Partners LP	82,032	2,070,488

United States Natural Gas/Natural Gas Liquids Pipelines — 12.1%(1)
Energy Transfer LP	317,099	3,932,028
Enterprise Products Partners LP	148,325	3,757,072
		7,689,100

United States Other — 0.2%(1)
Westlake Chemical Partners LP	4,940	106,161

United States Refined Product Pipelines — 11.4%(1)
Magellan Midstream Partners LP	56,630	3,409,692
MPLX LP	115,871	3,863,139
		7,272,831

Total Master Limited Partnerships
(Cost $10,704,500)		17,928,723

Money Market Fund — 0.5%(1)
United States Investment Company — 0.5%(1)
Invesco Government & Agency Portfolio — Institutional Class, 5.044%(3)
(Cost $312,166)	312,166	312,166

Total Investments — 127.6%(1)
(Cost $71,808,247)		81,291,701
Liabilities in Excess of Other Assets — (0.2)%(1)		(118,767)
Credit Facility Borrowings — (11.6)%(1)		(7,400,000)
Senior Notes — (6.2)%(1)		(3,942,857)
Mandatory Redeemable Preferred Stock at Liquidation Value — (9.6)%(1)		(6,100,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$63,730,077

(1) Calculated as a percentage of net assets.

(2) Non-income producing security.

(3) Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

Tortoise	29

NDP Schedule of Investments (unaudited) May 31, 2023
	Shares	Fair Value

Common Stock — 90.7%(1)
Canada Crude Oil Pipelines — 1.5%(1)
Enbridge, Inc.	23,865	$840,048

Canada Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
TC Energy Corp.	19,745	768,870

Canada Oil and Gas Production — 2.1%(1)
Suncor Energy, Inc.	40,528	1,134,784

United States Natural Gas Gathering/Processing — 0.3%(1)
Kinetik Holdings, Inc.	5,678	184,705

United States Natural Gas/Natural Gas Liquids Pipelines — 18.4%(1)
Cheniere Energy, Inc.	37,456	5,235,225
Excelerate Energy, Inc.	6,209	115,239
Kinder Morgan, Inc.	56,165	904,818
NextDecade Corp.(2)	58,114	322,533
Targa Resources Corp.	37,880	2,577,734
The Williams Companies, Inc.	36,175	1,036,776
		10,192,325

United States Oil and Gas Production — 60.7%(1)
Chevron Corp.	19,314	2,909,075
ConocoPhillips	21,747	2,159,477
Coterra Energy, Inc.	21,071	489,901
Devon Energy Corp.	90,404	4,167,624
Diamondback Energy, Inc.	37,179	4,727,310
EOG Resources, Inc.	23,070	2,475,180
EQT Corp.	117,402	4,082,068
Exxon Mobil Corp.	30,377	3,103,922
Marathon Oil Corp.	81,694	1,810,339
Occidental Petroleum Corp.	43,302	2,496,793
PDC Energy, Inc.	9,914	680,299
Pioneer Natural Resources Co.	22,350	4,457,484
		33,559,472

United States Other — 4.6%(1)
Baker Hughes Co.	38,763	1,056,292
Darling Ingredients, Inc.(2)	1,957	124,035
Denbury, Inc.(2)	15,079	1,359,673
		2,540,000

United States Renewables and Power Infrastructure — 1.7%(1)
American Electric Power Co., Inc.	2,921	242,794
Constellation Energy Corp.	8,071	678,125
		920,919

Total Common Stock
(Cost $33,265,898)		50,141,123

Master Limited Partnerships — 24.6%(1)
United States Crude Oil Pipelines — 4.4%(1)
Plains All American Pipeline LP	189,849	2,452,849

United States Natural Gas Gathering/Processing — 3.3%(1)
Western Midstream Partners LP	72,535	1,830,784

United States Natural Gas/Natural Gas Liquids Pipelines — 12.4%(1)
DCP Midstream LP	50,351	2,094,098
Energy Transfer LP	293,256	3,636,374
Enterprise Products Partners LP	43,433	1,100,158
		6,830,630

United States Oil and Gas Production — 1.9%(1)
TXO Partners LP	50,000	1,073,500

United States Refined Product Pipelines — 2.6%(1)
Magellan Midstream Partners LP	12,744	767,316
MPLX LP	19,475	649,297
		1,416,613

Total Master Limited Partnerships
(Cost $9,908,591)		13,604,376

Money Market Fund — 0.6%(1)
United States Investment Company — 0.6%(1)
Invesco Government & Agency Portfolio — Institutional Class, 5.044%(3)
(Cost $353,399)	353,399	353,399

Total Investments — 115.9%(1)
(Cost $43,527,888)		64,098,898
Liabilities in Excess of Other Assets — (0.0)%(1)		(11,078)
Credit Facility Borrowings — (15.9)%(1)		(8,800,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$55,287,820

(1) Calculated as a percentage of net assets applicable to common stockholders.

(2) Non-income producing security.

(3) Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

30	Tortoise

2023 Semi-Annual Report | May 31, 2023

TPZ Schedule of Investments (unaudited) May 31, 2023
	Principal Amount/Shares	Fair Value

Corporate Bonds — 61.2%(1)

Canada Crude Oil Pipelines — 6.6%(1)
Enbridge, Inc. 5.500%, 07/15/2077	$7,042,000	$6,153,595

United States Natural Gas Gathering/Processing — 21.9%(1)
Antero Midstream Partners LP 5.750%, 03/01/2027(2)	3,800,000	3,635,383
Blue Racer Midstream LLC 6.625%, 07/15/2026(2)	5,900,000	5,832,397
EnLink Midstream LLC 5.375%, 06/01/2029	4,000,000	3,789,688
Hess Corp. 5.625%, 02/15/2026(2)	4,160,000	4,082,000
The Williams Companies, Inc. 4.550%, 06/24/2024	3,000,000	2,962,834
		20,302,302

United States Natural Gas/Natural Gas Liquids Pipelines — 22.1%(1)
Cheniere Corp. 5.875%, 03/31/2025	2,000,000	2,002,410
Cheniere Energy, Inc. 4.625%, 10/15/2028	1,000,000	938,449
DT Midstream, Inc. 4.375%, 06/15/2031(2)	2,000,000	1,682,147
NGPL PipeCo LLC 3.250%, 07/15/2031(2)	1,500,000	1,239,515
ONEOK, Inc.
7.500%, 09/01/2023	2,000,000	2,000,000
6.350%, 01/15/2031	3,000,000	3,088,186
Rockies Express Pipeline LLC 4.950%, 07/15/2029(2)	3,000,000	2,685,000
Tallgrass Energy LP 5.500%, 01/15/2028(2)	3,250,000	2,934,327
Targa Resources Corp. 5.200%, 07/01/2027	4,000,000	3,949,844
		20,519,878

United States Other — 4.8%(1)
New Fortress Energy, Inc. 6.500%, 09/30/2026(2)	5,000,000	4,431,292

United States Refined Product Pipelines — 1.6%(1)
Buckeye Partners LP 5.850%, 11/15/2043	2,000,000	1,485,200

United States Renewables and Power Infrastructure — 4.2%(1)
NextEra Energy, Inc. 4.800%, 12/01/2077	4,500,000	3,870,155

Total Corporate Bonds
(Cost $60,954,428)		56,762,422

Common Stock — 34.6%(1)
Canada Crude Oil Pipelines — 2.0%(1)
Enbridge, Inc.	53,741	1,891,683

Canada Natural Gas/Natural Gas Liquids Pipelines — 2.0%(1)
TC Energy Corp.	48,667	1,895,093

United States Crude Oil Pipelines — 5.7%(1)
Plains GP Holdings LP	389,094	5,291,678

United States Natural Gas Gathering/Processing — 4.4%(1)
EnLink Midstream LLC	90,965	887,818
Equitrans Midstream Corp.	108,596	926,324
Hess Midstream Partners LP	66,901	1,865,869
Kinetik Holdings, Inc.	11,954	388,864
		4,068,875

United States Natural Gas/Natural Gas Liquids Pipelines — 16.6%(1)
DT Midstream, Inc.	24,885	1,131,272
Excelerate Energy, Inc.	11,787	218,767
Kinder Morgan, Inc.	190,405	3,067,424
NextDecade Corp.(3)	104,516	580,064
ONEOK, Inc.	32,054	1,816,180
Targa Resources Corp.	69,258	4,713,007
The Williams Companies, Inc.	135,347	3,879,045
		15,405,759

United States Refining — 0.3%(1)
PBF Energy, Inc.	8,275	304,603

United States Renewables and Power Infrastructure — 3.6%(1)
Atlantica Sustainable Infrastructure Plc	16,523	399,361
NextEra Energy Partners LP	8,013	480,139
Sempra Energy	16,927	2,429,532
		3,309,032
Total Common Stock
(Cost $28,793,015)		32,166,723

See accompanying Notes to Financial Statements.

Tortoise	31

TPZ Schedule of Investments (unaudited) (continued) May 31, 2023
	Principal Amount/Shares	Fair Value

Master Limited Partnerships — 30.3%(1)
United States Crude Oil Pipelines — 1.6%(1)
NuStar Energy LP	90,687	$1,480,919

United States Natural Gas Gathering/Processing — 3.7%(1)
Western Midstream Partners LP	135,715	3,425,446

United States Natural Gas/Natural Gas Liquids Pipelines — 12.7%(1)
DCP Midstream LP	37,985	1,579,796
Energy Transfer LP	407,632	5,054,637
Enterprise Products Partners LP	202,757	5,135,835
		11,770,268

United States Refined Product Pipelines — 12.3%(1)
Holly Energy Partners LP	30,993	532,150
Magellan Midstream Partners LP	73,459	4,422,966
MPLX LP	195,684	6,524,105
		11,479,221

Total Master Limited Partnerships
(Cost $18,225,981)		28,155,854

Money Market Fund — 0.4%(1)
United States Investment Company — 0.4%(1)
Invesco Government & Agency Portfolio — Institutional Class, 5.044%(4)
(Cost $325,396)	325,396	325,396

Total Investments — 126.5%(1)
(Cost $108,298,820)		117,410,395
Other Assets in Excess of Liabilities — 0.8%(1)		690,031
Credit Facility Borrowings — (27.3)%(1)		(25,300,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$92,800,426

(1) Calculated as a percentage of net assets applicable to common stockholders.

(2) Restricted securities have a total fair value of $26,522,061, which represents 28.6% of total net assets.

(3) Non-income producing security.

(4) Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

32	Tortoise

2023 Semi-Annual Report | May 31, 2023

TEAF Consolidated Schedule of Investments (unaudited) May 31, 2023
	Principal Amount/Shares	Fair Value

Common Stock — 47.4%(1)
Australia Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
APA Group	442,606	$2,890,441

Australia Other — 2.0%(1)
Atlas Arteria Ltd.	992,726	4,132,592

Canada Renewables — 2.9%(1)
Innergex Renewable Energy, Inc.(2)	294,405	3,049,233
TransAlta Renewables, Inc.(2)	330,845	3,073,264
		6,122,497

France Renewables — 1.3%(1)
Transition SA(3)	250,000	2,658,892

Germany Power — 1.4%(1)
RWE AG(2)	68,204	2,851,979

Hong Kong Transportation/Storage — 1.3%(1)
China Suntien Green Energy Corp. Ltd.	7,408,484	2,800,492

Italy Power — 5.6%(1)
ENAV SpA(2)	649,850	2,743,771
Enel SpA	459,980	2,880,222
Iren SpA	1,215,003	2,422,110
Terna SpA	447,937	3,749,965
		11,796,068

Portugal Power — 2.8%(1)
EDP — Energias de Portugal SA(2)	1,209,999	5,900,353

Spain Other — 1.8%(1)
Ferrovial SA(2)	121,999	3,775,222

Spain Power — 3.8%(1)
Endesa SA	154,955	3,350,728
Iberdrola SA(2)	371,053	4,521,457
		7,872,185

United Kingdom Power — 5.4%(1)
National Grid Plc	300,253	4,130,911
SSE Plc(2)	309,113	7,234,772
		11,365,683

United Kingdom Renewable Infrastructure — 1.3%(1)
Greencoat UK Wind Plc(2)	1,482,753	2,748,264

United States Natural Gas Gathering/Processing — 0.1%(1)
Hess Midstream Partners LP(2)	10,644	296,861

United States Natural Gas/Natural Gas Liquids Pipelines — 7.1%(1)
Cheniere Energy, Inc.(2)	30,700	4,290,939
Excelerate Energy, Inc.(2)	13,710	254,458
NextDecade Corp.(3)	140,518	779,875
ONEOK, Inc.(2)	2,469	139,893
Targa Resources Corp.(2)	85,858	5,842,637
The Williams Companies, Inc.(2)	125,859	3,607,119
		14,914,921

United States Power — 3.0%(1)
American Electric Power Co., Inc.(2)	53,287	4,429,215
Atlantica Sustainable Infrastructure Plc(2)	75,263	1,819,107
		6,248,322

United States Renewables — 3.7%(1)
Dominion Energy, Inc.(2)	48,224	2,424,703
NextEra Energy, Inc.(2)	45,491	3,341,769
NextEra Energy Partners LP(2)	33,729	2,021,042
		7,787,514

United States Solar — 0.4%(1)
Sunnova Energy International, Inc.(2)(3)	41,383	730,824

United States Utilities — 3.1%(1)
Ameren Corp.(2)	20,040	1,624,643
Essential Utilities, Inc.(2)	58,349	2,377,138
Public Service Enterprise Group, Inc.(2)	43,420	2,594,345
		6,596,126

Total Common Stock
(Cost $105,709,588)		101,489,236

Private Investments — 26.2%(1)
United States Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
Mexico Pacific Limited LLC(MLP)
Series A(4)(5)	135,180	2,966,390

United States Power — 4.4%(1)
One Energy(4)(5)	20,115	9,301,176

United States Renewables — 20.4%(1)
Renewable Holdco, LLC(4)(5)(6)	N/A	6,743,798
Renewable Holdco I, LLC(4)(5)(6)	N/A	23,098,768
Renewable Holdco II, LLC(4)(5)(6)	N/A	12,978,899
		42,821,465
Total Private Investments
(Cost $52,398,305)		55,089,031

See accompanying Notes to Financial Statements.

Tortoise	33

TEAF Consolidated Schedule of Investments (unaudited) (continued) May 31, 2023
	Principal Amount/Shares	Fair Value

Corporate Bonds — 16.3%(1)
United States Healthcare — 1.7%(1)
315/333 West Dawson Associates SUB 144A NT 11.000%, 01/31/2026(5)	$3,770,000	$3,549,892

United States Project Finance — 5.9%(1)
C2NC Holdings 14.500%, 05/01/2027	2,125,000	2,132,922
C2NC Holdings 13.000%, 05/01/2027	10,715,000	10,320,260
		12,453,182

United States Senior Living — 8.7%(1)
Ativo Albuquerque LLC 12.000%, 01/01/2028(4)(5)	2,032,000	2,032,000
Contour Propco 1735 S MISSION SUB 144A NT 0.000%, 10/01/2025(8)	5,715,000	5,370,031
Dove Mountain Residences LLC 11.000%, 02/01/2026(5)	1,050,000	1,020,351
Dove Mountain Residences LLC 16.000%, 02/01/2026(5)	957,174	931,378
Drumlin Reserve Property LLC 10.000%, 10/02/2025(5)	1,705,311	1,666,761
Drumlin Reserve Property LLC 16.000%, 10/02/2025(5)	1,412,880	1,388,676
JW Living Smithville Urban Ren Sub Global 144A 27 11.750%, 06/01/2027(5)	3,890,000	3,638,792
Realco Perry Hall MD LLC/OPCO Sub 144A NT 10.000%, 10/01/2024(5)	2,227,000	2,133,497
		18,181,486

Total Corporate Bonds
(Cost $35,487,124)		34,184,560

Master Limited Partnerships — 7.3%(1)
United States Natural Gas Gathering/Processing — 0.1%(1)
Western Midstream Partners LP(2)	6,879	173,626

United States Natural Gas/Natural Gas Liquids Pipelines — 4.1%(1)
Energy Transfer LP(2)	424,800	5,267,520
Enterprise Products Partners LP(2)	128,400	3,252,372
		8,519,892

United States Refined Product Pipelines — 3.0%(1)
MPLX LP(2)	191,653	6,389,711

United States Renewables — 0.1%(1)
Enviva Partners LP(3)	33,450	293,691

Total Master Limited Partnerships
(Cost $12,879,247)		15,376,920

Municipal Bonds — 6.4%(1)
Arizona — 0.1%(1)
Maricopa County Industrial Development Authority 11.000%, 07/01/2033	138,000	135,167

Florida — 0.4%(1)
Florida Development Finance Corp. 5.720%, 07/01/2025(7)	445,000	422,750
Florida Development Finance Corp. 11.000%, 08/01/2032	320,000	313,107
		735,857

Pennsylvania — 0.2%(1)
Pennsylvania Economic Development Financing Authority 14.000%, 12/01/2027	405,000	406,474

South Carolina — 0.4%(1)
South Carolina Jobs-Economic Development Authority 11.000%, 03/15/2030	575,000	576,041
South Carolina Jobs-Economic Development Authority 11.000%, 03/15/2033	375,000	362,425
		938,466

Wisconsin — 5.3%(1)
Public Finance Authority 7.500%, 06/01/2029	8,925,000	8,904,205
Public Finance Authority 10.000%, 09/01/2031	525,000	458,551
Public Finance Authority 10.000%, 09/01/2031	145,000	136,620
Public Finance Authority 11.000%, 01/15/2033	405,000	406,860
Public Finance Authority 11.000%, 02/01/2033	936,000	950,212
Public Finance Authority 11.000%, 06/30/2034	330,000	326,854
		11,183,302
Total Municipal Bonds
(Cost $13,490,324)		13,399,266

See accompanying Notes to Financial Statements.

34	Tortoise

2023 Semi-Annual Report | May 31, 2023

TEAF Consolidated Schedule of Investments (unaudited) (continued) May 31, 2023
	Principal Amount/Shares	Fair Value

Private Notes — 6.4%(1)
Bermuda Renewables — 1.7%(1)
Saturn Solar Bermuda 1 Ltd. 10.000%, 06/30/2023(4)(5)	$3,510,000	$3,637,062

United States Water Equipment & Services — 4.7%(1)
EF WWW HOLDINGS LLC 10.500%, 10/01/2023(4)(5)	9,600,000	9,888,000
Total Construction Notes
(Cost $13,378,904)		13,525,062

Preferred Stock — 2.2%(1)
United States Natural Gas/Natural Gas Liquids Pipelines — 2.2%(1)
Enterprise Products Partners LP 7.250%, 09/30/2025(4)(5)
(Cost $5,834,063)	5,000	4,697,100

Bank Loan — 0.2%(1)
United States Education — 0.2%(1)
Village Charter School, Inc. 0.000%, 06/15/2023(7)
(Cost $800,000)	800,000	522,880

Special Purpose Acquisition Company Warrant — 0.1%(1)
France Renewables — 0.1%(1)
Transition SA Warrant
(Cost $–)	250,000	120,251

Money Market Fund — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund — Class X, 4.965%(9)
(Cost $332,350)	332,350	332,350

Total Investments — 113.7%(1)
(Cost $240,309,905)		238,736,656
Assets in Excess of Other Liabilities — 0.4%(1)		825,453
Credit Facility Borrowings — (14.1)%(1)		(29,500,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$210,062,109
(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility.
(3)	Non-income producing security.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Restricted securities have a total fair value of $95,042,571 which represents 45.2% of net assets. See Note 6 to financial statements for further disclosure.
(6)	Deemed to be an affiliate of the fund. See Note 7 to financial statements for further disclosure.
(7)	Security in forebearance as of May 31, 2023.
(8)	Security in default as of May 31, 2023.
(9)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

Tortoise	35

Statements of Assets & Liabilities (unaudited) May 31, 2023

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$487,508,052	$260,559,777
Investments in affiliated securities at fair value(3)	14,712,980	—
Cash at broker	—	—
Cash	—	—
Dividends, distributions and interest receivable from investments	1,011,456	698,717
Expense reimbursement receivable	—	—
Prepaid expenses and other assets	833,509	599,354
Total assets	504,065,997	261,857,848
Liabilities
Payable to Adviser	853,907	439,073
Payable for investments purchased	2,988,320	2,049,150
Accrued expenses and other liabilities	1,989,617	978,173
Current tax liability	3,331,773	1,496,455
Deferred tax liability	—	—
Credit facility borrowings	7,100,000	8,900,000
Senior notes, net(4)	71,886,121	32,102,343
Mandatory redeemable preferred stock, net(5)	35,593,718	15,846,851
Total liabilities	123,743,456	61,812,045
Net assets applicable to common stockholders	$380,322,541	$200,045,803

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$11,332	$5,361
Additional paid-in capital	594,726,224	665,320,571
Total distributable accumulated losses	(214,415,015)	(465,280,129)
Net assets applicable to common stockholders	$380,322,541	$200,045,803

Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	11,331,508	5,360,842

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$33.56	$37.32

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$517,589,988	$272,122,648
(3) Investments in affiliated securities at cost	$50,141,470	$—
(4) Deferred debt issuance and offering costs	$65,879	$47,390
(5) Deferred offering costs	$66,892	$23,599

See accompanying Notes to Financial Statements.

36	Tortoise

2023 Semi-Annual Report | May 31, 2023
Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$81,291,701	$64,098,898	$117,410,395	$195,915,191
—	—	—	42,821,465
—	—	—	106,617
—	—	—	40,208
115,205	199,664	1,237,804	1,735,102
133,987	59,587	—	—
194,864	64,333	56,543	21,309
81,735,757	64,422,482	118,704,742	240,639,892

157,681	124,072	190,672	555,739
—	—	—	—
422,620	210,590	413,644	450,162
—	—	—	—
—	—	—	71,882
7,400,000	8,800,000	25,300,000	29,500,000
3,934,477	—	—	—
6,090,902	—	—	—
18,005,680	9,134,662	25,904,316	30,577,783
$63,730,077	$55,287,820	$92,800,426	$210,062,109

$2,116	$1,754	$6,200	$13,491
169,822,910	213,287,309	103,689,056	237,440,683
(106,094,949)	(158,001,243)	(10,894,830)	(27,392,065)
$63,730,077	$55,287,820	$92,800,426	$210,062,109

100,000,000	100,000,000	100,000,000	100,000,000
2,116,385	1,753,698	6,200,175	13,491,127

$30.11	$31.53	$14.97	$15.57

$71,808,247	$43,527,888	$108,298,820	$198,939,800
$—	$—	$—	$41,370,105
$8,380	$—	$—	$—
$9,098	$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	37

Statements of Operations (unaudited) Period from December 1, 2022 through May 31, 2023

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Investment Income
Distributions from master limited partnerships	$4,692,958	$2,314,827
Dividends and distributions from common stock	8,542,227	5,691,880
Dividends and distributions from preferred stock	—	—
Dividends and distributions from affiliated investments	—	—
Less return of capital on distributions(2)	(4,989,010)	(3,816,896)
Less foreign taxes withheld	—	(130,143)
Net dividends and distributions from investments	8,246,175	4,059,668
Interest income	261,997	176,544
Other income	3,394	15,013
Total Investment Income	8,511,566	4,251,225
Operating Expenses
Advisory fees	2,637,708	1,345,826
Administrator fees	119,049	64,069
Professional fees	288,096	220,646
Directors fees	32,288	41,672
Stockholder communication expenses	63,070	49,863
Custodian fees and expenses	14,878	7,531
Fund accounting fees	31,652	23,363
Registration fees	13,863	14,635
Stock transfer agent fees	59,640	59,667
Other operating expenses	79,688	31,388
Total Operating Expenses	3,339,932	1,858,660
Leverage Expenses
Interest expense	2,158,954	974,167
Distributions to mandatory redeemable preferred stockholders	613,017	280,634
Amortization of debt issuance costs	22,260	8,835
Other leverage expenses	102,065	85,006
Total Leverage Expenses	2,896,296	1,348,642
Total Expenses	6,236,228	3,207,302
Less expense reimbursement by Adviser (Note 4)	—	—
Net Expenses	6,236,228	3,207,302
Net Investment Income (Loss), before Income Taxes	2,275,338	1,043,923
Deferred tax benefit (expense)	—	—
Net Investment Income (Loss)	$2,275,338	$1,043,923
(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure. See accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

38	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$878,640	$522,297	$1,232,003	$804,536
1,879,573	1,168,862	943,899	2,061,617
—	—	—	181,250
—	—	—	450,000
(1,445,037)	(499,176)	(1,522,778)	(1,217,856)
(80,521)	(13,324)	(20,426)	(183,447)
1,232,655	1,178,659	632,698	2,096,100
8,382	8,971	1,638,363	2,904,303
—	—	—	—
1,241,037	1,187,630	2,271,061	5,000,403

480,742	367,366	571,651	1,659,761
25,154	22,511	32,607	54,929
102,233	71,624	120,891	131,393
31,275	35,284	48,564	42,856
29,917	19,940	37,397	19,945
3,846	3,417	3,749	18,180
13,578	13,198	13,886	16,406
12,456	13,131	15,979	14,263
24,126	23,335	18,231	8,166
19,391	16,938	7,237	37,426
742,718	586,744	870,192	2,003,325

367,370	204,759	440,274	850,059
152,263	—	—	—
5,671	—	—	—
21,884	—	—	—
547,188	204,759	440,274	850,059
1,289,906	791,503	1,310,466	2,853,384
(174,600)	(135,886)	—	—
1,115,306	655,617	1,310,466	2,853,384
125,731	532,013	960,595	2,147,019
—	—	—	(20,576)
$125,731	$532,013	$960,595	$2,126,443

See accompanying Notes to Financial Statements.

Tortoise	39

Statements of Operations (unaudited) (continued)
Period from December 1, 2022 through May 31, 2023

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	$6,463,525	$3,190,268
Net realized gain on written options	—	—
Net realized loss on interest rate swap settlements	—	—
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(2,146)
Net realized gain (loss), before income taxes	6,463,525	3,188,122
Current tax benefit	15,898,342	6,231,256
Net realized gain (loss)	22,361,867	9,419,378
Net change in unrealized appreciation (depreciation) of investments in unaffiliated securities	(74,529,946)	(39,184,249)
Net change in unrealized appreciation (depreciation) of investments in affiliated securities	(311,761)	—
Net change in unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	(193)	824
Net unrealized appreciation (depreciation)	(74,841,900)	(39,183,425)
Net unrealized appreciation (depreciation)	(74,841,900)	(39,183,425)
Net Realized and Unrealized Gain (Loss)	(52,480,033)	(29,764,047)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	$(50,204,695)	$(28,720,124)
(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

40	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$2,226,215	$133,829	$1,263,138	$(3,571,025)
—	—	—	46,486
—	—	—	—
387	(187)	98	41,248
2,226,602	133,642	1,263,236	(3,483,291)
—	—	—	—
2,226,602	133,642	1,263,236	(3,483,291)
(9,635,270)	(10,235,188)	(3,762,562)	(1,973,734)
—	—	—	(121,813)
1,616	185	457	1,758
(9,633,654)	(10,235,003)	(3,762,105)	(2,093,789)
(9,633,654)	(10,235,003)	(3,762,105)	(2,093,789)
(7,407,052)	(10,101,361)	(2,498,869)	(5,577,080)
$(7,281,321)	$(9,569,348)	$(1,538,274)	$(3,450,637)

See accompanying Notes to Financial Statements.

Tortoise	41

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)
	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(Unaudited)
Operations
Net investment income (loss)	$2,275,338	$1,391,127
Net realized gain (loss)	22,361,867	112,955,888
Net unrealized appreciation (depreciation)	(74,841,900)	(11,085,418)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(50,204,695)	103,261,597
Distributions to Common Stockholders
From distributable earnings	—	—
From return of capital	(16,090,742)	(33,451,804)
Total distributions to common stockholders	(16,090,742)	(33,451,804)
Capital Stock Transactions
Cost of shares repurchased and retired through tender offer	—	(23,235,549)
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	—	(23,235,549)
Total increase (decrease) in net assets applicable to common stockholders	(66,295,437)	46,574,244
Net Assets
Beginning of period	446,617,978	400,043,734
End of period	$380,322,541	$446,617,978
Transactions in common shares
Shares outstanding at beginning of period	11,331,508	11,927,903
Shares repurchased	—	(596,395)
Shares outstanding at end of period	11,331,508	11,331,508

Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

42	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Midstream Energy Fund, Inc.		Tortoise Pipeline & Energy Fund, Inc.
Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
(Unaudited)		(Unaudited)

$1,043,923	$1,017,339	$125,731	$170,573
9,419,378	76,637,335	2,226,602	1,792,955
(39,183,425)	(11,930,583)	(9,633,654)	18,113,795
(28,720,124)	65,724,091	(7,281,321)	20,077,323

—	—	—	(1,083,713)
(8,255,696)	(17,163,158)	(2,497,334)	(4,108,112)
(8,255,696)	(17,163,158)	(2,497,334)	(5,191,825)

—	(12,380,698)	—	(3,665,779)
—	(12,380,698)	—	(3,665,779)
(36,975,820)	36,180,235	(9,778,655)	11,219,719

237,021,623	200,841,388	73,508,732	62,289,013
$200,045,803	$237,021,623	$63,730,077	$73,508,732

5,360,842	5,642,991	2,116,385	2,227,773
—	(282,149)	—	(111,388)
5,360,842	5,360,842	2,116,385	2,116,385

See accompanying Notes to Financial Statements.

Tortoise	43

Statements of Changes in Net Assets (continued)

	Tortoise Energy Independence Fund, Inc.
	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(Unaudited)
Operations
Net investment income (loss)	$532,013	$1,470,020
Net realized gain (loss)	133,642	5,081,718
Net unrealized appreciation (depreciation)	(10,235,003)	21,478,683
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(9,569,348)	28,030,421
Distributions to Common Stockholders
From distributable earnings	—	(1,496,794)
From return of capital	(2,209,659)	(2,291,192)
Total distributions to common stockholders	(2,209,659)	(3,787,986)
Capital Stock Transactions
Cost of shares repurchased and retired through tender offer	—	(3,573,817)
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	—	(3,573,817)
Total increase (decrease) in net assets applicable to common stockholders	(11,779,007)	20,668,618
Net Assets
Beginning of period	67,066,827	46,398,209
End of period	$55,287,820	$67,066,827
Transactions in common shares
Shares outstanding at beginning of period	1,753,698	1,845,997
Shares repurchased	—	(92,299)
Shares outstanding at end of period	1,753,698	1,753,698

Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

44	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Power and Energy Infrastructure Fund, Inc.		Ecofin Sustainable and Social Impact Term Fund(1)
Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
(Unaudited)		(Unaudited)

$960,595	$1,553,435	$2,126,443	$5,921,913
1,263,236	282,059	(3,483,291)	9,000,317
(3,762,105)	10,522,210	(2,093,789)	(11,340,608)
(1,538,274)	12,357,704	(3,450,637)	3,581,622

—	(1,907,796)	(2,045,551)	(6,211,270)
(3,906,110)	(5,693,483)	(5,239,658)	(7,954,413)
(3,906,110)	(7,601,279)	(7,285,209)	(14,165,683)

—	(4,973,178)	—	—
—	(4,973,178)	—	—
(5,444,384)	(216,753)	(10,735,846)	(10,584,061)

98,244,810	98,461,563	220,797,955	231,382,016
$92,800,426	$98,244,810	$210,062,109	$220,797,955

6,200,175	6,526,499	13,491,127	13,491,127
—	(326,324)	—	—
6,200,175	6,200,175	13,491,127	13,491,127

See accompanying Notes to Financial Statements.

Tortoise	45

Statements of Cash Flows (unaudited)
Period from December 1, 2022 through May 31, 2023

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$13,628,273	$8,094,021
Purchases of long-term investments	(40,375,233)	(38,537,234)
Proceeds from sales of long-term investments	87,939,856	50,308,009
Sales (purchases) of short-term investments, net	30,635	2,152
Call options written, net	—	—
Interest received on securities sold, net	—	—
Interest expense paid	(2,363,751)	(974,786)
Distributions to mandatory redeemable preferred stockholders	(611,533)	(317,208)
Net income tax refunds received (income taxes paid)	(5,251,528)	(2,705,448)
Operating expenses paid	(3,625,977)	(2,165,335)
Net cash provided by (used in) operating activities	49,370,742	13,704,171
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	(23,600,000)	(1,600,000)
Redemption of mandatory redeemable preferred stock	—	(3,848,475)
Repayment of senior notes	(9,680,000)	—
Distributions paid to common stockholders	(16,090,742)	(8,255,696)
Net cash provided by (used in) financing activities	(49,370,742)	(13,704,171)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1) Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

46	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$2,708,126	$1,722,937	$3,863,200	$6,541,555
(3,370,485)	(4,381,511)	(4,863,100)	(40,275,835)
6,784,747	243,950	6,828,076	43,319,932
(17,520)	202,812	(19,297)	77,788
—	—	—	46,486
—	—	26,754	276,465
(357,366)	(152,167)	(445,617)	(815,990)
(177,148)	—	—	—
—	—	—	—
(673,020)	(526,362)	(883,906)	(1,882,391)
4,897,334	(2,890,341)	4,506,110	7,288,010

(2,400,000)	5,100,000	(600,000)	—
—	—	—	—
—	—	—	—
(2,497,334)	(2,209,659)	(3,906,110)	(7,285,209)
(4,897,334)	2,890,341	(4,506,110)	(7,285,209)
—	—	—	2,801
—	—	—	144,024
$—	$—	$—	$146,825

See accompanying Notes to Financial Statements.

Tortoise	47

Statements of Cash Flows (continued)
Period from December 1, 2022 through May 31, 2023

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(50,204,695)	$(28,720,124)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(41,703,158)	(28,459,163)
Proceeds from sales of long-term investments	86,283,864	38,188,868
Sales (purchases) of short-term investments, net	30,635	2,152
Call options written, net	—	—
Return of capital on distributions received	4,989,010	3,816,896
Deferred tax expense (benefit)	—	—
Net unrealized (appreciation) depreciation	74,841,900	39,183,425
Amortization (accretion) of market premium (discount), net	(25,785)	(17,248)
Net realized (gain) loss	(6,463,525)	(3,188,122)
Amortization of debt issuance costs	22,260	8,835
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	156,876	58,161
(Increase) decrease in receivable for investments sold	1,655,992	12,119,141
(Increase) decrease in prepaid expenses and other assets	(513,145)	(440,339)
Increase (decrease) in payable for investments purchased	1,327,925	(10,078,071)
Increase (decrease) in payable to Adviser, net of fees waived	119,187	55,674
Decrease in current tax liability	(21,153,264)	(8,951,717)
Increase (decrease) in accrued expenses and other liabilities	6,665	125,803
Total adjustments	99,575,437	42,424,295
Net cash provided by (used in) operating activities	$49,370,742	$13,704,171

(1) Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

48	Tortoise

2023 Semi-Annual Report | May 31, 2023

Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$(7,281,321)	$(9,569,348)	$(1,538,274)	$(3,450,637)

(3,370,485)	(4,381,511)	(4,863,100)	(40,275,835)
6,784,747	243,950	6,828,076	43,319,932
(17,520)	202,812	(19,297)	77,788
—	—	—	46,486
1,445,037	499,176	1,522,778	1,217,856
—	—	—	20,576
9,633,654	10,235,003	3,762,105	2,093,789
—	—	71,483	179,686
(2,226,602)	(133,642)	(1,263,236)	3,483,291
5,671	—	—	—

22,052	36,131	24,632	420,075
—	—	—	—
(87,285)	(56,669)	(52,853)	(15,904)
—	—	—	—
(22,683)	(19,024)	(5,497)	12,313
—	—	—	—
12,069	52,781	39,293	158,594
12,178,655	6,679,007	6,044,384	10,738,647
$4,897,334	$(2,890,341)	$4,506,110	$7,288,010

See accompanying Notes to Financial Statements.

Tortoise	49

TYG Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$39.41	$33.54	$25.42	$69.24	$94.00	$95.72
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.20	0.12	(0.45)	(0.44)	(1.20)	(1.96)
Net realized and unrealized gain (loss)(3)	(4.63)	8.59	10.04	(41.20)	(13.08)	10.36
Total income (loss) from investment operations	(4.43)	8.71	9.59	(41.64)	(14.28)	8.40
Distributions to Common Stockholders From return of capital	(1.42)	(2.84)	(1.47)	(2.18)	(10.48)	(10.48)
Total distributions to common stockholders	(1.42)	(2.84)	(1.47)	(2.18)	(10.48)	(10.48)
Capital Stock Transactions Premiums less underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	(0.00)	0.36
Net Asset Value, end of period	$33.56	$39.41	$33.54	$25.42	$69.24	$94.00
Per common share market value, end of period	$26.95	$33.54	$27.27	$19.16	$67.28	$90.36
Total investment return based on market value(5)(6)	(15.73)%	33.82%	50.27%	(69.69)%	(15.46)%	(3.42)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$380,323	$446,618	$400,044	$311,398	$930,286	$1,260,300
Average net assets (000’s)	$419,524	$438,035	$403,236	$473,041	$1,203,943	$1,388,683
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.26%	1.25%	1.18%	1.54%	1.62%	1.58%
Other operating expenses	0.34	0.25	0.29	0.27	0.14	0.13
Total operating expenses, before fee waiver	1.60	1.50	1.47	1.81	1.76	1.71
Fee waiver(8)	—	—	—	—	(0.00)	(0.04)
Total operating expenses	1.60	1.50	1.47	1.81	1.76	1.67
Leverage expenses	1.38	1.18	1.32	3.48	2.15	1.87
Income tax expense (benefit)(9)	(7.60)	2.02	9.06	(22.97)	(5.49)	(11.02)
Total expenses	(4.62)%	4.70%	11.85%	(17.68)%	(1.58)%	(7.48)%

See accompanying Notes to Financial Statements.

50	Tortoise

2023 Semi-Annual Report | May 31, 2023

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Ratio of net investment loss to average net assets before fee waiver(7)	1.09%	0.32%	(1.35)%	(2.80)%	(1.33)%	(1.89)%
Ratio of net investment loss to average net assets after fee waiver(7)	1.09%	0.32%	(1.35)%	(2.80)%	(1.33)%	(1.85)%
Portfolio turnover rate	7.36%	73.84%	65.30%	36.79%	26.35%	17.96%
Credit facility borrowings, end of period (000’s)	$7,100	$30,700	$19,200	$13,200	$93,900	$107,100
Senior notes, end of period (000’s)	$71,952	$81,632	$83,893	$87,927	$365,000	$380,000
Preferred stock, end of period (000’s)	$35,661	$35,661	$32,300	$32,300	$165,000	$165,000
Per common share amount of senior notes outstanding, end of period	$6.35	$7.20	$7.03	$7.18	$27.17	$28.34
Per common share amount of net assets, excluding senior notes, end of period	$39.91	$46.61	$40.57	$32.60	$96.41	$122.34
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(10)	$6,262	$5,293	$5,194	$4,399	$3,387	$3,926
Asset coverage ratio of senior notes and credit facility borrowings(10)	626%	529%	519%	440%	339%	393%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(11)	$43	$40	$40	$33	$25	$29
Asset coverage ratio of preferred stock(11)	432%	402%	395%	333%	249%	293%
(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.40 per share, less the underwriting and offering costs of $0.04 per share, for the year ended November 30, 2018.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the years ended November 30, 2019.
(9)	For the period from December 1, 2022 through May 31, 2023, TYG accrued $15,898,342 current tax benefit. For the year ended November 30, 2022, TYG accrued $8,864,115 for current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense. For the year ended November 30, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $7,747,729 for current income tax expense. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	51

NTG Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$44.21	$35.59	$25.56	$105.60	$144.80	$159.60
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.19	0.18	(0.41)	(0.30)	(2.80)	(4.30)
Net realized and unrealized gain (loss)(3)	(5.54)	11.52	12.09	(76.77)	(19.50)	13.60
Total income (loss) from investment operations	(5.35)	11.70	11.68	(77.07)	(22.30)	9.30
Distributions to Common Stockholders
From return of capital	(1.54)	(3.08)	(1.65)	(2.97)	(16.90)	(16.90)
Total distributions to common stockholders	(1.54)	(3.08)	(1.65)	(2.97)	(16.90)	(16.90)
Capital stock transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	(0.00)	(7.20)
Net Asset Value, end of period	$37.32	$44.21	$35.59	$25.56	$105.60	$144.80
Per common share market value, end of period	$31.53	$37.69	$30.31	$19.46	$98.80	$137.20
Total investment return based on market value(5)(6)	(12.53)%	34.99%	64.86%	(78.77)%	(17.63)%	(4.10)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$200,046	$237,022	$200,841	$149,407	$667,708	$915,033
Average net assets (000’s)	$220,864	$229,874	$200,484	$289,147	$871,496	$887,014
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.22%	1.21%	1.28%	1.61%	1.59%	1.54%
Other operating expenses	0.47	0.33	0.37	0.33	0.14	0.15
Total operating expenses, before fee waiver	1.69	1.54	1.65	1.94	1.73	1.69
Fee waiver	—	—	—	—	(0.03)	(0.09)
Total operating expenses	1.69	1.54	1.65	1.94	1.70	1.60
Leverage expenses	1.22	0.98	0.84	4.43	2.34	1.98
Income tax expense (benefit)(8)	(5.66)	2.04	8.82	2.19	(4.80)	(6.09)
Total expenses	(2.75)%	4.56%	11.31%	8.56%	(0.76)%	(2.51)%

See accompanying Notes to Financial Statements.

52	Tortoise

2023 Semi-Annual Report | May 31, 2023

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Ratio of net investment loss to average net assets before fee waiver(7)	0.95%	0.44%	(1.17)%	(3.11)%	(2.05)%	(2.65)%
Ratio of net investment loss to average net assets after fee waiver(7)	0.95%	0.44%	(1.17)%	(3.11)%	(2.02)%	(2.56)%
Portfolio turnover rate	9.87%	72.67%	58.40%	38.08%	29.21%	13.67%
Credit facility borrowings, end of period (000’s)	$8,900	$10,500	$40,900	$40,000	$53,600	$73,100
Senior notes, end of period (000’s)	$32,150	$32,150	$7,150	$15,321	$277,000	$312,000
Preferred stock, end of period (000’s)	$15,870	$19,719	$12,219	$12,700	$132,000	$132,000
Per common share amount of senior notes outstanding, end of period	$6.00	$6.00	$1.27	$2.62	$43.82	$49.36
Per common share amount of net assets, excluding senior notes, end of period	$43.32	$50.21	$36.86	$28.18	$149.42	$194.17
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(9)	$6,260	$7,020	$5,434	$3,930	$3,419	$3,719
Asset coverage ratio of senior notes and credit facility borrowings(9)	626%	702%	543%	393%	342%	372%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(10)	$113	$120	$108	$80	$61	$69
Asset coverage ratio of preferred stock(10)	451%	480%	433%	320%	244%	277%
(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ending November 30, 2019. Represents the discounts on shares issued through rights offerings of $5.50, plus the underwriting and offering costs of $1.69 per share for the year ended November 30, 2018.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	For the period from December 1, 2022 through May 31, 2023, NTG accrued $6,231,256 current tax benefit. For the year ended November 30, 2022, NTG accrued $4,679,689 for current tax expense. For the year ended November 30, 2021, NTG accrued $17,691,276 for current income tax expense. For the year ended November 30, 2020, NTG accrued $27,892,485 for net deferred income tax benefit and $34,222,098 for current tax expense. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	53

TTP Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$34.73	$27.96	$19.97	$51.88	$65.16	$75.28
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.06	0.08	(0.23)	(0.12)	(0.48)	(0.60)
Net realized and unrealized gain (loss)(3)	(3.50)	9.05	9.28	(30.17)	(7.24)	(3.00)
Total income (loss) from investment operations	(3.44)	9.13	9.05	(30.29)	(7.72)	(3.60)
Distributions to Common Stockholders
From net investment income	—	(0.49)	—	—	—	(0.16)
From net realized gains from investment transactions	—	—	—	—	—	—
From return of capital	(1.18)	(1.87)	(1.06)	(1.62)	(5.56)	(6.36)
Total distributions to common stockholders	(1.18)	(2.36)	(1.06)	(1.62)	(5.56)	(6.52)
Net Asset Value, end of period	$30.11	$34.73	$27.96	$19.97	$51.88	$65.16
Per common share market value, end of period	$24.81	$28.58	$23.16	$15.15	$46.08	$57.32
Total investment return based on market value(4)(5)	(9.33)%	33.85%	60.09%	(64.69)%	(11.10)%	(7.03)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$63,730	$73,509	$62,289	$48,108	$129,887	$163,202
Average net assets (000’s)	$68,149	$72,122	$61,943	$70,052	$157,017	$188,518
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.41%	1.41%	1.46%	1.67%	1.54%	1.51%
Other operating expenses	0.77	0.60	0.74	0.75	0.35	0.32
Total operating expenses, before fee waiver	2.18	2.01	2.20	2.42	1.89	1.83
Fee waiver	(0.51)	(0.28)	(0.21)	—	—	—
Total operating expenses	1.67	1.73	1.99	2.42	1.89	1.83
Leverage expenses	1.61	1.19	1.67	2.66	1.62	1.40
Total expenses	3.28%	2.92%	3.66%	5.08%	3.51%	3.23%

See accompanying Notes to Financial Statements.

54	Tortoise

2023 Semi-Annual Report | May 31, 2023

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Ratio of net investment income (loss) to average net assets before fee waiver(6)	(0.14)%	(0.05)%	(1.04)%	(0.97)%	(0.79)%	(0.80)%
Ratio of net investment income (loss) to average net assets after fee waiver(6)	0.37%	0.24%	(0.83)%	(0.97)%	(0.79)%	(0.80)%
Portfolio turnover rate	3.85%	8.18%	14.77%	35.61%	21.31%	14.27%
Credit facility borrowings, end of period (000’s)	$7,400	$9,800	$8,100	$—	$11,800	$19,800
Senior notes, end of period (000’s)	$3,943	$3,943	$3,943	$14,457	$34,000	$34,000
Preferred stock, end of period (000’s)	$6,100	$6,100	$6,100	$6,100	$16,000	$16,000
Per common share amount of senior notes outstanding, end of period	$1.86	$1.86	$1.77	$6.00	$13.58	$13.58
Per common share amount of net assets, excluding senior notes, end of period	$31.97	$36.59	$29.73	$25.97	$65.46	$78.74
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(7)	$7,156	$6,793	$6,679	$4,750	$4,185	$4,331
Asset coverage ratio of senior notes and credit facility borrowings(7)	716%	679%	668%	475%	419%	433%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(8)	$116	$118	$111	$84	$78	$83
Asset coverage ratio of preferred stock(8)	465%	470%	443%	334%	310%	334%
(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	55

NDP Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$38.24	$25.13	$16.42	$33.36	$72.16	$103.04
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.30	0.80	0.13	—	(0.80)	(2.32)
Net realized and unrealized gain (loss)(3)	(5.75)	14.39	9.20	(16.14)	(29.36)	(14.56)
Total income (loss) from investment operations	(5.45)	15.19	9.33	(16.14)	(30.16)	(16.88)
Distributions to Common Stockholders
From net investment income	—	(0.82)	(0.05)	—	—	—
From return of capital	(1.26)	(1.26)	(0.57)	(0.80)	(8.64)	(14.00)
Total distributions to common stockholders	(1.26)	(2.08)	(0.62)	(0.80)	(8.64)	(14.00)
Net Asset Value, end of period	$31.53	$38.24	$25.13	$16.42	$33.36	$72.16
Per common share market value, end of period	$27.08	$32.41	$22.24	$12.63	$29.04	$72.00
Total investment return based on market value(4)(5)	(12.74)%	55.70%	81.36%	(54.88)%	(52.35)%	(15.10)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$55,288	$67,067	$46,398	$30,307	$61,550	$132,488
Average net assets (000’s)	$60,532	$61,932	$41,323	$37,057	$94,144	$176,481
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.22%	1.16%	1.20%	1.40%	1.52%	1.50%
Other operating expenses	0.72	0.54	1.04	1.18	0.51	0.32
Total operating expenses, before fee waiver	1.94	1.70	2.24	2.58	2.03	1.82
Fee waiver	(0.45)	(0.28)	(0.22)	—	—	—
Total operating expenses	1.49	1.42	2.02	2.58	2.03	1.82
Leverage expenses	0.68	0.18	0.16	0.66	1.30	0.99
Total expenses	2.17%	1.60%	2.18%	3.24%	3.33%	2.81%

See accompanying Notes to Financial Statements.

56	Tortoise

2023 Semi-Annual Report | May 31, 2023

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Ratio of net investment income (loss) to average net assets before fee waiver(6)	1.31%	2.09%	0.36%	0.03%	(1.58)%	(2.40)%
Ratio of net investment income (loss) to average net assets after fee waiver(6)	1.76%	2.37%	0.58%	0.03%	(1.58)%	(2.40)%
Portfolio turnover rate	0.36%	13.67%	53.15%	72.19%	182.52%	143.77%
Credit facility borrowings, end of period (000’s)	$8,800	$3,700	$2,700	$5,000	$26,500	$57,100
Asset coverage, per $1,000 of principal amount of credit facility borrowings(7)	$7,283	$19,126	$18,185	$7,061	$3,323	$3,320
Asset coverage ratio of credit facility borrowings(7)	728%	1,913%	1,818%	706%	332%	332%
(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 8. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the year divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	57

TPZ Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$15.85	$15.09	$13.01	$17.70	$19.76	$21.33
Income (loss) from Investment Operations
Net investment income(2)	0.15	0.24	0.23	0.35	0.39	0.24
Net realized and unrealized gain (loss)(2)	(0.40)	1.69	2.49	(3.99)	(0.95)	(0.31)
Total income (loss) from investment operations	(0.25)	1.93	2.72	(3.64)	(0.56)	(0.07)
Distributions to Common Stockholders
From net investment income	—	(0.29)	(0.28)	(0.60)	(1.12)	(0.57)
From net realized gains from investment transactions	—	—	—	—	(0.28)	(0.93)
From return of capital	(0.63)	(0.88)	(0.36)	(0.45)	(0.10)	—
Total distributions to common stockholders	(0.63)	(1.17)	(0.64)	(1.05)	(1.50)	(1.50)
Net Asset Value, end of period	$14.97	$15.85	$15.09	$13.01	$17.70	$19.76
Per common share market value, end of period	$12.47	$13.63	$12.92	$9.99	$15.57	$17.17
Total investment return based on market value(3)(4)	(4.00)%	14.87%	35.99%	(29.23)%	(1.38)%	(6.82)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$92,800	$98,245	$98,462	$89,426	$123,015	$137,324
Average net assets (000’s)	$95,609	$101,421	$100,853	$93,027	$137,701	$147,616
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.20%	1.18%	1.18%	1.28%	1.32%	1.29%
Other operating expenses	0.63	0.56	0.47	0.94	0.38	0.37
Total operating expenses, before fee waiver	1.83	1.74	1.65	2.22	1.70	1.66
Fee waiver	—	—	—	—	—	—
Total operating expenses	1.83	1.74	1.65	2.22	1.70	1.66
Leverage expenses	0.92	0.85	0.82	1.04	1.25	0.98
Total expenses	2.75%	2.59%	2.47%	3.26%	2.95%	2.64%

See accompanying Notes to Financial Statements.

58	Tortoise

2023 Semi-Annual Report | May 31, 2023

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Ratio of net investment income to average net assets before fee waiver(5)	2.01%	1.53%	1.48%	2.61%	1.98%	1.14%
Ratio of net investment income to average net assets after fee waiver(5)	2.01%	1.53%	1.48%	2.61%	1.98%	1.14%
Portfolio turnover rate	4.05%	4.85%	26.70%	29.95%	25.27%	31.41%
Credit facility borrowings, end of period (000’s)	$25,300	$25,900	$24,000	$26,200	$54,100	$53,400
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$4,668	$4,793	$5,103	$4,413	$3,274	$3,572
Asset coverage ratio of senior notes and credit facility borrowings(6)	467%	479%	510%	441%	327%	357%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the preiod divided by credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise	59

TEAF Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Period From March 29, 2019(1) through November 30, 2019
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$16.37	$17.15	$15.85	$17.60	$20.00
Income (loss) from Investment Operations
Net investment income	0.16	0.44	0.54	0.51	0.31
Net realized and unrealized gain (loss)	(0.42)	(0.17)	1.66	(1.16)	(1.95)
Total income (loss) from investment operations	(0.26)	0.27	2.20	(0.65)	(1.64)
Distributions to Common Stockholders
From net investment income	(0.15)	(0.46)	(0.64)	(0.46)	(0.34)
From return of capital	(0.39)	(0.59)	(0.26)	(0.64)	(0.42)
Total distributions to common stockholders	(0.54)	(1.05)	(0.90)	(1.10)	(0.76)
Net Asset Value, end of period	$15.57	$16.37	$17.15	$15.85	$17.60
Per common share market value, end of period	$12.28	$13.85	$14.64	$13.04	$15.60
Total investment return based on market value(3)(4)	(7.57)%	1.74%	19.50%	(8.66)%	(18.45)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$210,062	$220,798	$231,382	$213,825	$237,461
Average net assets (000’s)	$216,361	$225,912	$228,533	$210,055	$252,217
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.54%	1.51%	1.53%	1.55%	1.51%
Other operating expenses	0.31	0.38	0.33	0.37	0.81
Total operating expenses, before fee waiver	1.85	1.89	1.86	1.92	2.32
Fee waiver	—	—	—	(0.10)	(0.28)
Total operating expenses	1.85	1.89	1.86	1.82	2.04
Leverage expenses	0.79	0.31	0.13	0.23	0.36
Income tax expense (benefit)(6)	0.02	(0.03)	(0.03)	0.28	(0.24)
Total expenses	2.66%	2.17%	1.96%	2.33%	2.16%

See accompanying Notes to Financial Statements.

60	Tortoise

 2023 Semi-Annual Report | May 31, 2023

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Period From March 29, 2019(1) through November 30, 2019
	(unaudited)
Ratio of net investment income to average net assets before fee waiver(5)	1.97%	2.62%	3.20%	3.16%	2.15%
Ratio of net investment income to average net assets after fee waiver(5)	1.97%	2.62%	3.20%	3.26%	2.43%
Portfolio turnover rate	16.51%	18.08%	68.31%	73.22%	50.44%
Credit facility borrowings, end of period (000’s)	$29,500	$29,500	$21,600	$31,100	$32,000
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(7)	$8,121	$8,490	$11,712	$7,875	$8,421
Asset coverage ratio of senior notes and credit facility borrowings(7)	812%	849%	1,171%	788%	842%
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized for period less than one year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TEAF’s dividend reinvestment plan.
(5)	Annualized for period less than one year.
(6)	For the period December 1, 2022 through May 31, 2023, TEAF accrued $20,576 for net deferred income tax expense. For the year ended November 30, 2022 TEAF accrued $57,377 for net deferred income tax benefit. For the year ended November 31, 2021, TEAF accrued $67,015 for net deferred income tax expense. For the year ended November 30, 2020, TEAF accrued $594,668 for net deferred income tax expense. For the period ended November 30, 2019, TEAF accrued $418,970 for net deferred income tax benefit.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the period divided by margin facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	61

Notes to Financial Statements (unaudited)
May 31, 2023

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Ecofin Sustainable and Social Impact Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP, NDP and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

62	Tortoise

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2023. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$385,056,804	$—	$—	$385,056,804
Master Limited Partnerships(a)	94,456,804	—	—	94,456,804
Private Investment(a)	—	—	14,712,980	14,712,980
Preferred Stock(a)	3,506,459	4,216,935	—	7,723,394
Short-Term Investment(b)	271,050	—	—	271,050
Total Assets	$483,291,117	$4,216,935	$14,712,980	$502,221,032

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$206,777,355	$—	$—	$206,777,355
Master Limited Partnerships(a)	48,833,708	—	—	48,833,708
Preferred Stock(a)	1,903,536	2,811,290	—	4,714,826
Short-Term Investment(b)	233,888	—	—	233,888
Total Assets	$257,748,487	$2,811,290	$—	$260,559,777

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$63,050,812	$—	$—	$63,050,812
Master Limited Partnerships(a)	17,928,723	—	—	17,928,723
Short-Term Investment(b)	312,166	—	—	312,166
Total Assets	$81,291,701	$—	$—	$81,291,701

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$50,141,123	$—	$—	$50,141,123
Master Limited Partnerships(a)	13,604,376	—	—	13,604,376
Short-Term Investment(b)	353,399	—	—	353,399
Total Assets	$64,098,898	$—	$—	$64,098,898

Tortoise	63

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$56,762,422	$—	$56,762,422
Common Stock(a)	32,166,723	—	—	32,166,723
Master Limited Partnerships(a)	28,155,854	—	—	28,155,854
Short-Term Investment(b)	325,396	—	—	325,396
Total Assets	$60,647,973	$56,762,422	$—	$117,410,395

TEAF:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$98,830,344	$2,658,892	$—	$101,489,236
Private Investments(a)	—	—	55,089,031	55,089,031
Corporate Bonds(a)	—	32,152,560	2,032,000	34,184,560
Master Limited Partnerships(a)	15,376,920	—	—	15,376,920
Private Notes(a)	—	—	13,525,062	13,525,062
Municipal Bonds(a)	—	13,399,266	—	13,399,266
Preferred Stock(a)	—	—	4,697,100	4,697,100
Bank Loan(a)	—	522,880	—	522,880
Special Purpose Acquisition Company Warrant(a)	—	120,251	—	120,251
Short-Term Investment(b)	332,350	—	—	332,350
Total Assets	$114,539,614	$48,853,849	$75,343,193	$238,736,656

(a) All other industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended May 31, 2023:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$4,582,050
Purchases	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	115,050
Balance — end of period	$—	$—	$—	$—	$—	$4,697,100

Private Investments	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$15,024,741	$—	$—	$—	$—	$45,276,563
Purchases	—	—	—	—	—	9,299,068
Return of capital	—	—	—	—	—	(450,000)
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	(311,761)	—	—	—	—	963,400
Balance — end of period	$14,712,980	$—	$—	$—	$—	$55,089,031

Corporate Bonds	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$—
Purchases	—	—	—	—	—	2,032,000
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	—
Balance — end of period	$—	$—	$—	$—	$—	$2,032,000

64	Tortoise

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

Private Notes	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$11,143,672
Purchases	—	—	—	—	—	2,331,112
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	50,278
Balance — end of period	$—	$—	$—	$—	$—	$13,525,062

	TYG	NTG	TTP	NDP	TPZ	TEAF
Change in unrealized gain/loss on investments still held at May 31, 2023	$(311,761)	$—	$—	$—	$—	$1,128,728

TEAF owns units of preferred stock of Enterprise Products Partners L.P. (“EPD Pfd”) that were issued in a transaction that closed on September 30, 2020. The preferred stock carries a conversion option into common stock after the 5th anniversary of the Closing Date (September 30, 2025) with a conversion rate determined as the quotient equal to 100% of the Stated Series A Liquidation Preference plus accrued and unpaid distributions up to the applicable conversion date, divided by a 7.50% discount to the prior 5-Day VWAP of EPD’s common unit price. The issuer has an option to force conversion before the 2nd anniversary at 110%, after the 2nd anniversary and prior to the 4th anniversary at 107%, thereafter, prior to the 5th anniversary at 103%, thereafter, prior to the 6th anniversary at 101% and any time on or after the 6th anniversary at par. A discounted cash flow model prepared by an independent third party is being used to determine fair value of the EPD Pfd security. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TEAF owns units of preferred stock of One Energy Enterprises Inc. (“One Energy Pfd”) that were issued in a transaction that closed on April 12, 2023. One Energy Enterprises Inc. is a private company. The preferred stock carries a conversion option into common stock on and after the earlier to occur of (i) the closing of a DeSPAC, (ii) the consummation of an IPO or (iii) the effectiveness of a direct listing in which the Common Stock becomes listed on a national securities exchange (such date the “Initial Liquidity Date”). A discounted cash flow model prepared by an independent third party is being used to determine fair value of the One Energy Pfd security. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TEAF owns units of Mexico Pacific Limited LLC (“MPL”), which was issued in a private transaction that closed on October 23, 2019. As of May 31, 2023, the investment in MPL was valued at the most recent transaction price, which was a capital raise that closed on September 30, 2021, as the company is still in development with no day to day operations.

TEAF owns a construction note in Saturn Solar Bermuda 1, Ltd (“Saturn”). Under the terms of the note, Saturn pays interest monthly at an annual rate of 10%. A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TEAF owns a note in EF WWW Holdings, LLC, for debt funding of World Water Works Holdings, Inc. Under the terms of the note, EF WWW Holdings pays interest monthly at an annual rate of 10.50%. A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TYG wholly-owns private investments in TK NYS Solar Holdco, LLC and TEAF wholly-owns private investments in Renewable Holdco, LLC, Renewable Holdco I, LLC, and Renewable Holdco II, LLC. Discounted cash flow models are being utilized to determine the fair value of these holdings. Unobservable inputs used within the discounted cash flow models include weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would lead to a corresponding decrease (increase) in the fair value of the private investment.

TEAF owns a privately placed bond in Ativo Albuquerque LLC. Under the terms of the bond, Ativo Albuquerque LLC pays monthly interest at an annual rate of 10.50%. As of May 31, 2023, the bond was valued at the most recent transaction price.

Tortoise	65

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2023:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ	TEAF
Private Notes	$—	$—	$—	$—	$—	$13,525,062
Corporate Bonds	$—	$—	$—	$—	$—	$2,032,000
Preferred Stock	$—	$—	$—	$—	$—	$4,697,100
Private Investments	$14,712,980	$—	$—	$—	$—	$55,089,031
Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (EPD Pfd)	Lattice model	Debt discount rate	7.15%
Private Investment (One Energy Pfd)	Lattice model	Debt discount rate	27.8%
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.75%
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	7.25%
Private Investment (Mexico Pacific Limited)	Recent transaction	Purchase price	$21.94
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$6,387,342
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	7.25%
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.75%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	6.25%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	7.75%
Saturn Bermuda Note	Discounted cash flow model	Risk spread	1.7500%
Saturn Bermuda Note	Discounted cash flow model	Illiquidity spread	1.7255%
EF WWW Holdings Note	Discounted cash flow model	Risk spread	3.0000%
EF WWW Holdings Note	Discounted cash flow model	Illiquidity spread	2.6482%
Ativo Albuquerque LLC Corporate Bond	Recent Transaction	Purchase price	$100.00

C. Securities Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Discounts and premiums on fixed income securities are amortized or accreted over the life of the respective securities using the effective interest method. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2022, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2021 through November 30, 2022 based on the 2022 tax reporting information received. The impact of this reclass is as follows:

	Estimated Return of Capital %	Revised Return of Capital %	Increase/(Decrease) in Return of Capital
TYG	61%	61%	$24,899
NTG	62%	64%	$174,107
TTP	59%	57%	$(102,509)
NDP	24%	23%	$(38,098)
TPZ	79%	77%	$(103,984)
TEAF	41%	39%	$(149,179)

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

D. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation

Each of TYG and NTG, was previously taxed as a C corporation and, as such, was obligated to pay federal and state income tax on its taxable income. Beginning with the fiscal year ending November 30, 2023, TYG and NTG each intend to qualify for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). As RICs, TYG and NTG must satisfy income,

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2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

asset diversification and minimum distribution requirements. As long as each so qualifies, TYG and NTG will not be subject to U.S. federal income tax. TYG and NTG intend to distribute at least annually substantially all of its income and gains. Undistributed income and gains are subject to a 4% U.S. federal excise tax unless sufficient distributions have been made to satisfy the excise tax avoidance requirement.

TTP, NDP, TPZ and TEAF each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP, TPZ and TEAF generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. However, TEAF’s taxable subsidiary, created to hold certain investments is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense.

As of May 31, 2023, TYG and NTG had no uncertain tax positions and no accrued penalties or interest. As a result of each Fund’s intention to not complete the conversion from a corporation to a RIC for the fiscal year ending November 30, 2022, each Fund’s previously recognized liability for uncertain tax positions was derecognized in February 2023. The Statement of Operations includes the reversal of the liability for the period. Consistent with the Fund’s policy, TYG and NTG recognize accrued penalties and interest related to uncertain tax positions as part of current tax expense. Penalties and interest for TYG and NTG accrued and subsequently derecognized during the period were $529,931 and $227,909, respectively.

	TYG	NTG
Balance at December 1, 2022	$24,561,306	$10,563,189
Additions based on tax positions related to FYE 11/30/2021	$529,931	$227,909
Decrease based on tax positions related to FYE 11/30/2021	$(25,091,237)	$(10,791,098)
Balance at May 31, 2023	$—	$—

As of May 31, 2023, TTP, NDP, TPZ and TEAF had no uncertain tax positions, and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG, NTG, TTP, NDP, TPZ and TEAF – November 30, 2019 through 2022

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

With the intent to qualify as a RIC, TYG and NTG each intend to make cash distributions of its investment company taxable income and capital gains to common shareholders. As RICs, TTP, NDP, TPZ and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TYG, NTG, TTP, NDP, TPZ and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Distributions to stockholders for the year ended November 30, 2022 were characterized as follows:

	TYG		NTG		TTP		NDP	TPZ	TEAF
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common	Common
Qualified dividend income	—	17%	—	26%	21%	100%	40%	12%	32%
Ordinary dividend income	—	—	—	—	—	—	—	13%	12%
Return of capital	100%	83%	100%	74%	79%	0%	60%	75%	56%
Long-term capital gain	—	—	—	—	—	—	—	—	—

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

Tortoise	67

Notes to Financial Statements (unaudited) (continued)

G. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

There were no offering or debt issuance costs recorded during the period December 1, 2022 through May 31, 2023 for TYG, NTG, TTP, NDP, TPZ or TEAF.

H. Derivative Financial Instruments

The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG, NTG, TTP, NDP and TEAF may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

TEAF may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed. TEAF did not enter into any forward currency contracts during the period ended May 31, 2023.

I. Indemnifications

Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The original guidance and the scope clarification become effective upon issuance in March 2020 and January 2021, respectively. However, the guidance in ASC 848 is temporary in nature and generally cannot be applied to contract modifications that occur after December 31, 2022 or hedging relationships entered into or evaluated after that date. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management is evaluating and believes it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements.

The FASB issued final guidance (ASU No. 2022-08) to clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered when measuring fair value. Recognizing a contractual restriction on the sale of an equity security as a separate unit of account is not permitted. The guidance applies to all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. Entities that hold equity securities subject to contractual sale restrictions are required to make additional disclosures. The guidance will be applied prospectively, with special transition provisions for entities that qualify as investment companies under ASC 946. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently assessing the potential impact of the new guidance on the Funds’ financial statements.

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Notes to Financial Statements (unaudited) (continued)

3. Risks and Uncertainties

TYG, NTG, TTP, NDP and TPZ concentrate their investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2023 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%.

NDP — 1.10%.

TPZ — 0.95%.

TEAF — 1.35%.

On August 9, 2021, the Adviser voluntarily agreed to reimburse TTP and NDP for their Operating Expenses in order to ensure that Operating Expenses do not exceed 1.35% of average daily managed assets, effective September 1, 2021. In its sole discretion and at any time, the Adviser may elect to extend, terminate or modify the temporary expense reimbursement upon written notice.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise	69

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG and NTG:

TYG and NTG each intend to elect to be subject to tax as a RIC in connection with the filing of their taxable year ending November 30, 2023 federal income tax returns. If TYG and NTG satisfy the required qualification tests and each timely elects to be subject to tax as a RIC, they generally will not be subject to federal income or excise taxes on any income and gains timely distributed to their shareholders. Management has determined that it is more likely than not TYG and NTG will be able to qualify and elect to be subject to tax as a RIC, effective as of its fiscal year ending November 30, 2023.

For the period ending May 31, 2023, TYG and NTG have a net tax benefit of $15,898,342 and $6,231,256 respectively, relating to prior periods in which they were C Corporations (TYG: $6,764,515; NTG: $3,589,184), changes in the uncertain tax position for the period (TYG: ($24,561,306); NTG: ($10,563,189)) and built-in gains taxes related to the conversion transaction (TYG: $1,898,449; NTG: $742,749). TYG and NTG are expected to be subject to federal income tax on any built-in gains recognized related to the conversion transaction but do not expect to be subject to excise tax during its fiscal year ending November 30, 2023.

Income taxes relating to prior periods in which TYG and NTG were corporations are being calculated by applying the federal rate plus a blended state income tax rate of approximately 23%. All other taxes are being calculated by applying the federal rate.

As part of the conversion transaction TYG and NTG may be subject to tax on built-in gains as of the conversion date. As such, deferred income taxes may be recorded as appropriate. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2023 are as follows

	TYG	NTG
Deferred tax assets:
Capital loss carryforwards	$21,903,253	$8,936,991
	21,903,253	8,936,991
Deferred tax liabilities:
Net unrealized gain on investment securities	21,903,253	8,936,991
	21,903,253	8,936,991
Total net deferred tax liability (asset)	$—	$—

As of November 30, 2022, for federal income tax purposes, TYG and NTG had capital loss carryforwards of approximately $270,900,000 and $466,300,000 respectively, which may be carried forward for 5 years. If not utilized, theses capital losses will expire in the year ending November 30, 2025. Because of TYG and NTG’s intent to be subject to tax as a RIC, any temporary differences such as capital loss carryforwards from periods in which each fund was a C-Corporation must be further evaluated to determine what the expected future tax rate would be upon reversal. As such, TYG and NTG expect capital loss carryforwards of $104,301,207 and $42,557,098 respectively, to reverse at 21%, the tax rate applicable to built-in gains that were generated when the funds were C-Corporations. The remaining capital loss carryforwards are expected to reverse at 0%, the tax rate applicable to RICs.

As of May 31, 2023, TYG and NTG utilized approximately $10,100,000 and $3,800,000 of capital loss carryforwards in the current year.

As of May 31, 2023, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG
Tax cost of investments	$460,945,987	$249,384,936
Gross unrealized appreciation of investments	$98,650,054	$38,639,095
Gross unrealized depreciation of investments	(57,375,009)	(27,464,254)
Net unrealized appreciation (depreciation) of investments	$41,275,045	$11,174,841

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2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

TTP, NDP, TPZ and TEAF:

It is the intention of TTP, NDP, TPZ and TEAF to qualify as RICs under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. However, TEAF’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

TEAF had a deferred tax expense of $20,576 for the six months ended May 31, 2023, related to the investment activities of its taxable subsidiary. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate totaling 24.93%.

At May 31, 2023, a valuation allowance on deferred tax assets was not deemed necessary because TEAF believes it is more likely than not that its able to realize its deferred tax assets through future taxable income. Any adjustments to TEAF’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TEAF’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the period ended May 31, 2023, as follows:

Application of Statutory Income tax rate	$13,566
State Income taxes, net of federal tax effect	2,537
Permanent differences	4,473
Investment Tax Credits	—
Other	—
Total income tax benefit	$20,576

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions and book/tax differences from underlying investments.

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP	TPZ	TEAF
Unrealized appreciation (depreciation)	$(253,237)		$25,489,963	$4,598,564	$701,157
Capital loss carryforwards	(98,473,130)		(173,921,858)	(13,951,115)	(22,260,156)
Undistributed ordinary income	—		—	—	—
Other temporary differences	(87,261	)(1)	—	(4,005)	(336,878	)(1)
Accumulated earnings (deficit)	$(98,813,628)		$(148,431,895)	$(9,356,556)	$(21,895,877)

(1) Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.

As of November 30, 2022, TTP, NDP, TPZ and TEAF had short-term capital loss carryforwards of $15,758,673, $69,936,084, $197,196 and $22,260,156 respectively, and TTP, NDP and TPZ had long-term capital loss carryforwards of $82,714,457, $103,985,774 and $13,753,919 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of May 31, 2023 TTP, NDP, TPZ and TEAF utilized (generated) approximately $910,000, $140,000, $1,300,000 and ($1,490,000) of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, TTP, NDP, TPZ and TEAF are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, TTP, NDP, TPZ and TEAF are permitted for tax purposes to defer into their next fiscal year, qualified late year losses. Qualified late year ordinary losses are any net ordinary losses incurred between January 1 and the end of their fiscal year, November 30, 2022. For the taxable year ended November 30, 2022, TTP, NDP, TPZ and TEAF do not plan to defer any losses.

As of May 31, 2023, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TTP	NDP	TPZ	TEAF
Tax cost of investments	$69,518,038	$45,968,388	$101,095,440	$237,882,545
Gross unrealized appreciation of investments	$17,657,626	$18,592,395	$22,132,608	$15,139,318
Gross unrealized depreciation of investments	(5,883,963)	(461,885)	(5,817,653)	(14,285,207)
Net unrealized appreciation (depreciation) of investments	$11,773,663	$18,130,510	$16,314,955	$854,111

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Notes to Financial Statements (unaudited) (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2023.

TYG:
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-08/19/19	$50,141,470	$14,712,980	3.9%

TPZ:
Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Antero Midstream Partners LP, 5.750%, 03/01/2027*	Corporate Bond	$3,800,000	04/03/19-09/07/21	$3,890,000	$3,635,383	3.9%
Blue Racer Midstream, LLC, 6.625%, 07/15/2026*	Corporate Bond	$5,900,000	06/14/18-02/01/19	5,936,250	5,832,397	6.3
DT Midstream, Inc., 4.375%, 06/15/2031*	Corporate Bond	$2,000,000	09/03/21-09/07/21	2,085,000	1,682,147	1.8
Hess Corporation, 5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/17/18-08/02/18	4,196,600	4,082,000	4.4
New Fortress Energy, Inc., 6.500%, 09/30/2026*	Corporate Bond	$5,000,000	03/26/21-10/07/21	4,999,844	4,431,292	4.8
NGPL Pipe Co, 3.250%, 07/15/2031*	Corporate Bond	$1,500,000	11/09/21	1,551,015	1,239,515	1.3
Rockies Express Pipeline LLC, 4.950%, 07/15/2029*	Corporate Bond	$3,000,000	04/04/19	3,002,670	2,685,000	2.9
Tallgrass Energy LP, 5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/04/19	3,261,250	2,934,327	3.2
				$28,922,629	$26,522,061	28.6%

TEAF:
Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
315/333 West Dawson Associates, 11.000%, 01/31/26*	Corporate Bond	$3,770,000	03/30/21	$3,590,476	$3,549,892	1.5%
Ativo Albuquerque LLC, 12.000%, 01/01/2028*	Corporate Bond	$2,032,000	12/28/22	2,032,000	2,032,000	1.0
Contour Propco, 11.000%, 10/01/25	Corporate Bond	$5,715,000	09/30/21	5,715,000	5,370,031	2.6
Dove Mountain Residences, LLC 11.000%, 02/01/2026*	Corporate Bond	$1,050,000	12/02/21	1,050,000	1,020,351	0.5
Dove Mountain Residences, LLC 16.000%, 02/01/2026*	Corporate Bond	$957,174	12/02/21-02/01/23	957,174	931,378	0.4
Drumlin Reserve Property LLC, 16.000%, 10/02/2025*	Corporate Bond	$1,412,880	09/30/20-08/04/22	1,412,880	1,388,676	0.7
Drumlin Reserve Property LLC, 10.000%, 10/02/2025*	Corporate Bond	$1,705,311	09/30/20	1,705,311	1,666,761	0.8
JW Living Smithville Urban Ren Sub Global 144A 27 11.750%, 06/01/2027	Corporate Bond	$3,890,000	05/24/22	3,890,000	3,638,792	1.7
Realco Perry Hall MD LLC/OPCO, 10.000%, 10/01/2024*	Corporate Bond	$2,227,000	09/30/19	2,227,000	2,133,497	1.0

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Notes to Financial Statements (unaudited) (continued)

TEAF: (continued)
Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Enterprise Products Partners LP, 7.250%	Preferred Stock	5,000	09/30/20	$6,986,282	$4,697,100	2.2
Mexico Pacific Limited LLC (MPL) Series A	Private Investment	135,180	10/23/19-05/10/23	2,028,201	2,966,390	1.4
One Energy	Private Investment	20,115	04/12/23	9,000,000	9,301,176	4.4
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-03/23/23	6,339,248	6,743,798	3.2
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	22,310,875	23,098,768	11.0
Renewable Holdco II, LLC	Private Investment	N/A	11/15/16-12/22/21	12,719,981	12,978,899	6.1
Saturn Solar Bermuda1 Ltd., 8.000%, 06/30/2023	Construction Note	$3,510,000	05/24/19-07/03/19	3,778,904	3,637,062	1.7
EF WWW Holdings, LLC, 10.500%, 09/30/2026	Construction Note	$9,600,000	12/06/21-04/06/23	9,600,000	9,888,000	4.7
				$95,343,332	$95,042,571	45.2%

* Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended May 31, 2023 is as follows:

TYG:
Investment Security	11/30/22 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	5/31/23 Share Balance	5/31/23 Value	Net Change in Unrealized Appreciation
TK NYS Solar Holdco, LLC	N/A	$—	$—	$—	$—	N/A	$14,712,980	$311,761

TEAF:
Investment Security	11/30/22 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	5/31/23 Share Balance	5/31/23 Value	Net Change in Unrealized Appreciation (Depreciation)
Renewable Holdco, LLC	N/A	$299,068	$—	$—	$—	N/A	$6,743,798	$(83,581)
Renewable Holdco I, LLC	N/A	$—	$—	$—	$450,000	N/A	$23,098,768	$(228,613)
Renewable Holdco II, LLC	N/A	$—	$—	$—	$—	N/A	$12,978,899	$190,381
Total	N/A	$299,068	$—	$—	$450,000	N/A	$42,821,465	$(121,813)

8. Investment Transactions

For the period ended May 31, 2023, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Purchases	$41,703,158	$28,459,163	$3,370,485	$4,381,511	$4,863,100	$40,275,835
Sales	$86,283,864	$38,188,868	$6,784,747	$243,950	$6,828,076	$43,319,932
Tortoise	73

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2023, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2023 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series P	September 27, 2023	4.39%	Semi-Annual	$3,872,000	$3,877,296
Series FF	November 20, 2023	4.16%	Semi-Annual	3,226,667	3,196,749
Series JJ	December 18, 2023	3.34%	Semi-Annual	6,453,333	6,446,848
Series T	January 22, 2024	4.16%	Semi-Annual	8,066,667	8,076,760
Series L	December 19, 2024	3.99%	Semi-Annual	6,453,333	6,382,501
Series AA	June 14, 2025	3.48%	Semi-Annual	3,226,667	3,142,344
Series NN	June 14, 2025	3.20%	Semi-Annual	9,680,000	9,365,136
Series KK	December 18, 2025	3.53%	Semi-Annual	3,226,667	3,128,254
Series OO	April 9, 2026	3.27%	Semi-Annual	9,680,000	9,185,894
Series PP	September 25, 2027	3.33%	Semi-Annual	8,066,666	7,564,710
Series QQ	December 17, 2028	2.50%	Semi-Annual	10,000,000	9,518,467
				$71,952,000	$69,884,959

On December 19, 2022, TYG’s Series II Notes, with a notional amount of $3,226,667 and a fixed interest rate of 3.22% were paid in full at maturity.

On December 19, 2022, TYG’s Series K Notes, with a notional amount of $3,226,667 and a fixed interest rate of 3.87% were paid in full at maturity.

On January 23, 2023, TYG’s Series S Notes, with a notional amount of $3,226,667 and a fixed interest rate of 3.99% were paid in full at maturity.

NTG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series P	October 16, 2023	3.79%	Semi-Annual	$2,979,055	$2,964,457
Series Q	October 16, 2025	3.97%	Semi-Annual	2,234,292	2,165,704
Series R	October 16, 2026	4.02%	Semi-Annual	1,936,386	1,871,758
Series S	December 17, 2028	2.50%	Semi-Annual	25,000,000	22,341,780
				$32,149,733	$29,343,699
TTP:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series H	December 13, 2024	3.97%	Semi-Annual	$3,942,857	$3,901,389

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2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2023. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2023, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2023 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:

TYG has 65,000,000 shares of preferred stock authorized and 3,566,061 shares of MRP Stock outstanding at May 31, 2023. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP E Stock and MRP F Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series E	December 17, 2024	4.34%	1,566,061	$15,660,610	$15,501,437
Series F	December 17, 2026	2.67%	2,000,000	20,000,000	18,156,152
			3,566,061	$35,660,610	$33,657,589

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:

NTG has 10,000,000 shares of preferred stock authorized and 634,818 shares of MRP Stock outstanding at May 31, 2023. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series G	October 16, 2023	4.39%	84,667	$2,116,675	$2,103,632
Series E	December 13, 2024	3.78%	153,939	3,848,475	3,720,145
Series F	December 13, 2027	4.07%	96,212	2,405,300	2,281,835
Series H	December 17, 2027	2.90%	300,000	7,500,000	6,768,718
			634,818	$15,870,450	$14,874,330

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

On December 8, 2022, NTG’s Series D MRP Stock, with a fair value of $3,848,475 and a fixed interest rate of 4.19% were paid in full at maturity.

TTP:

TTP has 10,000,000 shares of preferred stock authorized and 244,000 shares of MRP Stock outstanding at May 31, 2023. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series B	December 13, 2024	6.57%	244,000	$6,100,000	$6,178,677

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise	75

Notes to Financial Statements (unaudited) (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2022 through May 31, 2023 as well as the principal balance and interest rate in effect at May 31, 2023 for each of the Funds’ credit facilities:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Lending syndicate agent	U.S. Bank, N.A.	Bank of America, N.A.	The Bank of Nova Scotia	The Bank of Nova Scotia	The Bank of Nova Scotia	The Bank of Nova Scotia
Type of facility	Unsecured, revolving credit facility	Unsecured, revolving credit facility	Unsecured, revolving credit facility	Secured, revolving credit facility	Secured, revolving credit facility	Margin loan facility
Borrowing capacity	$90,000,000	$80,000,000	$15,000,000	$12,000,000	$30,000,000	$45,000,000
Maturity date	June 12, 2023	June 12, 2023	December 28, 2023	December 28, 2023	December 28, 2023	179-day rolling evergreen
Interest rate	1-month LIBOR plus 1.10%	1-month LIBOR plus 1.10%	Simple SOFR plus 1.30%	Simple SOFR plus 1.25%	Simple SOFR plus 1.25%	30 Day Avg. SOFR plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%-0.25%(2)	0.15%-0.30%(3)	0.15%-0.25%(4)	0.15%-0.25%(5)	0.20	%(7)

For the period ended May 31, 2023:
Average principal balance	$27,800,000	$15,000,000	$9,400,000	$6,500,000	$25,100,000	$30,100,000
Average interest rate	5.81%	5.81%	5.96%	5.91%	5.91%	5.52%

As of May 31, 2023:
Principal balance outstanding	$7,100,000	$8,900,000	$7,400,000	$8,800,000	$25,300,000 (6)	$29,500,000
Interest rate	6.29%	6.29%	6.48%	6.40%	6.40%	6.087%
(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $45,000,000 and 0.15% when the outstanding balance is at least $45,000,000, but below $63,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $63,000,000.
(2)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $40,000,000 and 0.15% when the outstanding balance is at least $40,000,000, but below $56,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $56,000,000.
(3)	Non-use fee is 0.00% when the amount outstanding is at least $13,500,000, and 0.15% when the amount outstanding is less than $13,500,000 and greater than or equal to $10,500,000, and .20% when the amount outstanding is less than $10,500,000 and greater than or equal to $7,500,000, and 0.30% when the amount outstanding is less than $7,500,000
(4)	Non-use fees are 0.15% when amount outstanding is at least $9,000,000, but 0.25% when the amount outstanding is below $9,000,000.
(5)	Non-use fee is 0.15% when the amount outstanding is at least $22,500,000 and 0.25% when the amount outstanding is below $22,500,000.
(6)	TPZ’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding balance. Amounts reflect activity on the credit facility for the period from December 1, 2022 through May 31, 2023 and include $9,000,000 of the outstanding principal balance that has a fixed rate of 3.33% through June 30, 2023 and $15,000,000 of the outstanding principal balance that has a fixed rate of 3.34% through June 30, 2024.
(7)	Non-use fees are waived when amount outstanding is at least $31,500,000.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2023, each Fund was in compliance with facility terms.

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

76	Tortoise

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

Forward Currency Contracts

TEAF may invest in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into.

As of May 31, 2023, TEAF held no forward currency contracts.

Interest Rate Swap Contracts

TYG may enter into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG may be subject to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

As of May 31, 2023, TYG held no interest rate swap contracts.

Written Call Options

Transactions in written option contracts for TEAF for the period from December 1, 2022 through May 31, 2023 are as follows:

	TEAF
	Number of Contracts	Premium
Options outstanding at November 30, 2022	—	$—
Options written	15,517	298,839
Options closed*	(3,700)	(23,075)
Options exercised	(4,817)	(117,160)
Options expired	(7,000)	(158,604)
Options outstanding at May 31, 2023	—	$—

*The aggregate cost of closing written option contracts for TEAF was $135,193, resulting in net realized loss of $112,118.

There were no written option contracts in TYG, NTG, TTP and NDP during the period December 1, 2022 through May 31, 2023. As of May 31, 2023, TEAF held no written options contracts.

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2023:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) of Derivatives
TEAF: Written equity call options	Options	$46,486	$—

Tortoise	77

Notes to Financial Statements (unaudited) (continued)

13. Basis For Consolidation

As of May 31, 2023, TYG has committed a total of $55,256,470 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and November 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

As of May 31, 2023, TEAF has committed $63,739,819 to TEAF Solar Holdco, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of May 31, 2023, TEAF has provided $3,770,670 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a construction note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 10%. As of May 31, 2023, $3,510,000 of the construction note had been funded.

As of May 31, 2023, TEAF has provided $9,600,000 to EF WWW Holdings, LLC., a wholly-owned investment of TEAF. EF WWW Holdings, LLC has committed to $15,000,000 of debt funding to World Water Works, Inc. through a senior secured convertible note. All of the committed debt funding has been drawn today. Under the terms of the note TEAF receives cash payments monthly at an annual rate of 10.50%.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

78	Tortoise

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

14. Subsequent Events

TYG:

On June 12, 2023, TYG executed an amendment to its credit facility. The Seconded Amended and Restated Credit Agreement extends the termination date to June 12, 2025, decreased the facility borrowing capacity to $45,000,000, and changed the reference rate to the 1 month term SOFR plus 135 basis points (1.35%).

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:

On June 12, 2023, NTG allowed its existing $80,000,000 credit agreement to terminate and executed a new credit agreement. The termination date of the newly executed Credit agreement is June 12, 2025, the facility borrowing capacity to $35,000,000, and the reference rate is the 1 month term SOFR plus 135 basis points (1.35%).

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP:

NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:

On June 30, 2023, TPZ paid a distribution in the amount of $0.105 per common share, for a total of $651,018. Of this total the dividend reinvestment amounted to $4,973.

On June 30, 2023, TPZ transferred the $9,000,000 fixed tranche of its credit facility, fixed rate of 3.33%, to its floating rate credit facility at maturity.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:

On June 30, 2023, TEAF paid a distribution in the amount of $0.09 per common share, for a total of $1,214,201. Of this total the dividend reinvestment amounted to $21,868.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	79

Additional Information (continued)

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2022 through May 31, 2023, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ	TEAF
$41,000	$41,000	$33,000	$33,000	$41,000	$41,000

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s N-PORTs are also available through the Adviser’s Web site at www.tortoiseecofin.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

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2023 Semi-Annual Report | May 31, 2023

Additional Information (unaudited) (continued)

Automatic Dividend Reinvestment

Each of NTG, TTP, NDP and TPZ have an Automatic Dividend Reinvestment Plan and TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Tortoise	81

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.
6363 College Boulevard, Suite 100A
Overland Park, KS 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseecofin.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Ecofin Sustainable and Social Impact Term Fund

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent

Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel

Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations

(866) 362-9331
info@tortoiseecofin.com

Stock Symbols

Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ, TEAF

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

6363 College Boulevard, Suite 100A

Overland Park, KS 66211

www.tortoiseecofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes to the portfolio managers identified in the response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/22-12/31/22	0	$0	0	$0
Month #2 1/1/23-1/31/23	0	$0	0	$0
Month #3 2/1/23-2/28/23	0	$0	0	$0
Month #4 3/1/23-3/31/23	0	$0	0	$0
Month #5 4/1/23-4/30/23	0	$0	0	$0
Month #6 5/1/23-5/31/23	0	$0	0	$0
Total	0	$0	0	$0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the registrant’s filings under the Securities Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its Chief Executive Officer (“CEO”) and Principal Financial Officer and Treasurer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the CEO and PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

As previously disclosed, subsequent to the fiscal year ended November 30, 2022, a material weakness in internal controls was identified which resulted in unaccrued liabilities related to uncertain tax positions as of November 30, 2022. Such tax positions related to the Fund’s anticipated conversion from a Corporation to a Regulated Investment Company for federal income tax purposes. Due to the identification of the unaccrued tax liabilities, it was determined that a material weakness existed in the design of internal controls related to the registrant’s accounting for income taxes related to the anticipated conversion at November 30, 2022. As a result, the registrant had concluded that its disclosure controls and procedures were not effective as of November 30, 2022. The material weakness impacted financial statements for the periods ended November 30, 2022, May 31, 2022 and November 30, 2021.

A material weakness (as defined in Rule 12b-2 under the Securities Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.

Following the identification and review of the matter described above, the registrant enhanced the design of its controls and procedures related to the accounting for income taxes including the enhancement of analysis and review of income tax accounting related to non-routine transactions.

As of July 28, 2023, an evaluation had been performed under the supervision and with the participation of management, including the CEO and PFO, to assess the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, the CEO and PFO concluded that, as of May 31, 2023, the registrant’s disclosure controls and procedures were designed to provide reasonable assurance: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the U.S. Securities and Exchange Commission; and (2) that such information relating to the registrant is made known to the CEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) Other than implementing the remediation plan described above, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date       August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date       August 7, 2023

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date       August 7, 2023